COMPUTATIONAL MATERIALS FOR RASC 2003-KS5 TRUST

New Issue Computational Materials

$875,000,000(Approximate)

Home Equity Mortgage Asset-Backed Pass-Through Certificates,
Series 2003-KS5

Residential Asset Securities Corporation
Depositor

RASC Series 2003-KS5 Trust
Issuer

Residential Funding Corporation
Seller and Master Servicer

June 2003

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the #147;material”), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the “Final Prospectus”)related to the securities (the “Securities”) in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

COMPUTATIONAL MATERIALS FOR RASC 2003-KS5 TRUST

The analysis in this report is based on information provided by Residential Funding Corporation ("the Seller"). Neither the Issuer, Deutsche Bank Securities Inc. ("DBSI"), or any of their affiliates makes representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof, supersedes any previous information delivered to you by DBSI and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and DBSI is under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by DBSI in reliance upon information furnished by the Seller. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected herein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither DBSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY DBSI AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. DBSI IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the “Final Prospectus”)related to the securities (the “Securities”) in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

COMPUTATIONAL MATERIALS FOR RASC 2003-KS5 TRUST

Residential Funding Corporation
RASC 2003-KS5
Computational Materials: Preliminary Term Sheet (Page 1)
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                                                      $875,000,000 (Approximate)

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                                  Overview (a)(b)(f)(g)
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                                  To 10% Call:
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--------------- ------------------ --------------- ------------ ----------- ----------------- ----------------- -----------------

                                                                                                 Scheduled
                    Expected                                                    Expected           Final            Expected
                   Approximate         Interest     Principal    Expected   Principal Window    Distribution        Ratings
    Class            Size(a)             Type         Type      WAL (yrs)        (mos)              Date        (Moody's / S&P)
--------------- ------------------ --------------- ------------ ----------- ----------------- ----------------- -----------------
--------------- ------------------ --------------- ------------ ----------- ----------------- ----------------- -----------------
  A-I-1(e)          $87,108,000        Floating        SEQ         1.00      07/03 - 04/05     February 2021        Aaa/AAA
  A-I-2(e)           15,468,000         Fixed          SEQ         2.00      04/05 - 08/05       April 2023         Aaa/AAA
  A-I-3(e)           56,584,000         Fixed          SEQ         3.00      08/05 - 07/07     November 2028        Aaa/AAA
  A-I-4(e)           33,189,000         Fixed          SEQ         5.00      07/07 - 09/09       March 2031         Aaa/AAA
  A-I-5(d)(e)        32,651,000         Fixed          SEQ         8.17      09/09 - 02/12      July 2033(j)        Aaa/AAA
  A-I-6(e)(i)        25,000,000         Fixed          NAS         6.47      07/06 - 02/12      July 2033(j)        Aaa/AAA
  A-I-IO(c)            Notional         Fixed       Notional     0.81(h)                       December 2005        Aaa/AAA

A-II-A(d)(e)        350,000,000        Floating        SEQ         2.57      07/03 - 03/09      July 2033(j)        Aaa/AAA

A-II-B(d)(e)        275,000,000        Floating        SEQ         2.57      07/03 - 03/09      July 2033(j)        Aaa/AAA
--------------- ------------------ --------------- ------------ ----------- ----------------- ----------------- -----------------
    Total         $875,000,000
--------------- ------------------ --------------- ------------ ----------- ----------------- ----------------- -----------------
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(a)      The Approximate Size is subject to a permitted variance in the aggregate of plus or minus 5%.
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(b)  The Offered Certificates will be priced to the Optional Termination Date and applicable Pricing Speed for the related loan group.
(c)  The Class A-I-IO Certificates Notional Schedule and coupon are described on page 13.
(d)  The pass-through rate on the A-I-5 Certificates will increase by 0.50% per annum and the applicable margin on the Class A-II Certificates will increase to 2x the original margin on the second Distribution Date after their related Optional Termination dates.
(e)  The Offered Certificates may be subject to a Net WAC Cap. It is not expected that the Class A-I-IO Certificates will be subject to a Net WAC
     Cap.
(f)  Pricing speed (Group I) of 23% HEP (2.3% CPR building to 23% by month 10, thereafter remaining constant at 23%)
(g)  Pricing Speed (Group II) of 100% PPC (2% CPR in month one, increasing by approximately
     2.545% each month to 30% in month twelve, remaining at 30% until month 22, from month 23 to month 27, 50%, and from month 28 and thereafter, 35%).
(h)  Modified duration
(i)  Principal Lockout Bond
(j)  Scheduled Final Distribution Date
     for this class is the Distribution Date in the month following the latest maturing mortgage loan in the related loan group.
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                              Transaction Overview
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Offered Securities:            Class A-I-1 Certificates,
                               Class A-I-2 Certificates, Class A-I-3
                               Certificates, Class A-I-4 Certificates,
                               Class A-I-5 Certificates, Class A-I-6
                               Certificates and Class A-I-IO Certificates
                               (the "Class A-I Certificates"); Class A-II-A
                               Certificates and Class A-II-B Certificates
                               (the "Class A-II Certificates). The Class
                               A-I Certificates and the Class A-II
                               Certificates are referred to herein as the
                               "Class A Certificates."
Depositor:                     Residential Asset Securities Corporation. ("RASC")
Certificate Insurer:           Ambac Assurance Corporation ("Ambac"), rated Aaa by Moody's, and AAA by S&P
Mortgage Insurance Provider:   Mortgage Guaranty Insurance Corporation ("MGIC")
Seller & Master Servicer:      Residential Funding Corporation (the "Seller", "Master Servicer" or "RFC"), an indirect wholly-owned subsidiary of GMAC Mortgage Group, Inc.
Servicers (>25%):              Group I: HomeComings Financial Network: 83.45% as of the Statistical Cut-off Date.
                               Group II: HomeComings Financial Network: 88.51%as of the Statistical Cut-off Date.
Trustee:                       JPMorgan Chase Bank
Underwriters:                  Lead Manager:         Deutsche Bank Securities Inc.
                               Co-Managers:          Residential Funding Securities Corporation
                                                     Banc of America Securities LLC
                                                     Credit Suisse First Boston LLC
------------------------------ --------------------- ----------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the “Final Prospectus”)related to the securities (the “Securities”) in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

COMPUTATIONAL MATERIALS FOR RASC 2003-KS5 TRUST

Residential Funding Corporation
RASC 2003-KS5
Computational Materials: Preliminary Term Sheet (Page 2)
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                              Transaction Overview
Statistical Cut-off Date:     May 1, 2003

Cut-off Date:                 June 1, 2003

Settlement Date:              June 27, 2003
Distribution Date:            The 25th day of each month (if such day is not a business  day,  the first  business day thereafter) commencing in July 2003

Taxation:                     REMIC election.

ERISA Considerations:         ERISA-eligible.

Legal Investment:             The Class A-I and Class A-II Certificates will not, constitute "mortgage related securities" for purposes of SMMEA.

Form of Certificates:         Book-entry form through DTC / Euroclear / Clearstream, Luxembourg in same day funds.

Minimum Denominations         $25,000 and integral multiples of $1 in excess thereof.

Prepayment Assumption:        Group I:  23% HEP (2.3% CPR building to 23% by month 10, thereafter remaining constant at 23%).

                              Group II: 100% PPC (assumes that prepayments
                              start at 2% CPR in month one, increase by
                              approximately 2.545% each month to 30% in
                              month twelve, and remain at 30% until month
                              22, from month 23 to month 27, 50%, and from
                              month 28 and thereafter, 35%)

Optional Termination:         If the aggregate principal balance of either the Group I Loans or Group II Loans falls below 10% of the original principal balance of the respective group ("Optional Termination
                              Date"), the Master Servicer may terminate the trust with respect to that loan group.
                              However, no termination of the trust with respect to either loan group will be permitted if the Certificate Insurer can show a reasonable probability that it would result in a draw on the Policy, unless the Certificate Insurer consents.

Collateral Description:       The Mortgage Loans will be
                              divided into Loan Group I and Loan Group II.
                              Loan Group I will consist of fixed-rate,
                              subprime home equity loans secured by first
                              liens (94.29%) and second liens (5.71%) on
                              mortgaged properties. Loan Group II will
                              consist of adjustable-rate, subprime home
                              equity loans secured by first liens on
                              mortgaged properties

                              Loan Group II will be divided into two
                              sub-groups referred to as Loan Group II-A
                              and Loan Group II-B. Loan Group II-A will
                              consist of adjustable-rate Mortgage Loans
                              having principal balances at origination of
                              no more than $322,700 if a single family
                              property (or $484,050 if the property is
                              located in Hawaii or Alaska), $413,100 if a
                              two-family property (or $619,650 if the
                              property is located in Hawaii or Alaska),
                              $499,300 if a three family property (or
                              $748,950 if the property is located in
                              Hawaii or Alaska), or $620,500 if a
                              four-family property (or $930,750 if the
                              property is located in Hawaii or Alaska). As
                              of the Statistical Cut-off Date, Loan Group
                              II-A may or may not conform to the criteria
                              specified above. Loan Group II-B will
                              consist of adjustable-rate Mortgage Loans
                              that had principal balances at origination
                              that may or may not conform to the criteria
                              specified above for Mortgage Loans included
                              in Loan Group II-A.

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This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the “Final Prospectus”)related to the securities (the “Securities”) in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

COMPUTATIONAL MATERIALS FOR RASC 2003-KS5 TRUST

Residential Funding Corporation
RASC 2003-KS5
Computational Materials: Preliminary Term Sheet (Page 3)
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                              Transaction Overview

Credit Enhancement:            A. Ambac Wrap
                               B. Overcollateralization ("OC")

                                                         Group I             Group II
                               Initial (%Orig.)           0.00%               0.00%

                               OC Target (%Orig.)         1.75%               0.50%

                               Stepdown                   3.50%               NA

                               OC Floor (%Orig.)          0.50%               0.50%

                               OC Holiday                 6 months            6 months

                               C. Excess Cash Flow
                               Excess Cash Flow is expected to be available to
                               build overcollateralization beginning with the
                               January 2004 Distribution Date.

                               For either loan group on any Distribution Date,
                               the sum of (a) the excess of the related
                               available distribution amount over the sum of (x)
                               the interest distribution amount for the related
                               classes of Offered Certificates and (y) the
                               related principal remittance amount on the
                               related classes of Offered Certificates and (b)
                               any overcollateralization reduction amounts.

                               Excess Cashflow may be used to protect the
                               Offered Certificates against realized losses by
                               making an additional payment of principal up to
                               the amount of the realized losses. |X| The
                               depositor will acquire a mortgage insurance
                               policy, ("MI Policy") for Mortgage

Mortgage                       Insurance Policy Loans with LTV ratios in
                               excess of 50% for both Loan Group I and Loan
                               Group II. As of the Cut-off Date,
                               approximately [58.00]% of Loan Group I and
                               approximately [63.77%] of Loan Group II will
                               be covered by an MI policy issued by MGIC.
                               The MI Policy will be subject to certain
                               limitations as described in the prospectus
                               supplement.

Interest Accrual Period:       Class A-I-1, A-II: From and including the preceding Distribution Date (for the first accrual period, the closing date) to but excluding the current Distribution Date on an actual/360 basis.

                               Classes A-I-2 through A-I-6 and Class A-I-IO: the calendar month preceding the current
                               Distribution Date on a 30/360 basis.

Pass-Through Rates:            Class A-I-1, A-II-A and A-II-B: the lesser of One-Month LIBOR plus the related margin per annum and the related Net WAC Cap Rate on an actual/360-day basis.

                               Classes A-I-2 through A-I-6: The lesser of
                               the fixed rate coupon and the related Net
                               WAC Cap on a 30/360-day basis.

                               The pass-through rate on the A-I-5
                               Certificates will increase by 0.50% per
                               annum and the applicable margin on the Class
                               A-II Certificates will increase to 2x the
                               original margin on the second Distribution
                               Date after Optional Termination dates of the
                               related classes.

Class A-I-IO Certificate:      The notional principal balance will be equal to the lesser of the schedule found on page 13 and
                               the aggregate principal balance of the Group I mortgage loans.
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This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the “Final Prospectus”)related to the securities (the “Securities”) in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

COMPUTATIONAL MATERIALS FOR RASC 2003-KS5 TRUST

Residential Funding Corporation
RASC 2003-KS5
Computational Materials: Preliminary Term Sheet (Page 4)
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                              Transaction Overview

Ambac Insurance Policy:        Ambac will unconditionally and irrevocably guarantee:

                               interest on each class of the Class A Certificates at the related Pass-Through Rate, the amount of any losses  allocated  to the Class A  Certificates  not covered by excess cash flow or overcollateralization, and
                               the payment of principal on the Class A
                               Certificates (except for the Class A-I-IO
                               Certificates) by no later than the July 2033
                               Distribution Date. Ambac will not guarantee
                               the payment of Group I Net WAC Cap Rate
                               Shortfalls, Group II Basis Risk Shortfalls,
                               Relief Act Shortfalls, or Prepayment
                               Interest Shortfalls.

Expense Fee Rate:              With respect to any Mortgage Loan, the expense fee rate consists of the servicing fee for such loan Mortgage Loan and, if applicable, the premium for the Mortgage Insurance
                               Policy provided by MGIC for the covered loans.  The servicing fee consists of (a) servicing compensation payable to the master servicer for its master servicing activities, and (b)
                               subservicing and other related compensation payable to the sub-servicer, including compensation paid to the master servicer as the direct servicer of a Mortgage Loan for which there is no subservicer.

                               The mortgage rate minus the sum of (i) the Expense Fee Rate and (ii) the rate at which
                               Mortgage Rate: the premium for the
                               certificate guaranty insurance policy is
                               paid; provided, that for proposes of this
                               calculation, the rate at which the premium
                               for the certificate guaranty insurance
                               policy is paid shall be multiplied by a
                               fraction equal to the aggregate Certificate
                               Principal Balance of the Class A
                               Certificates over the aggregate Stated
                               Principal Balance of the mortgage loans.

Compensating Interest:         Prepayment Interest Shortfalls may be covered from:
                               Master servicing compensation in the amount
                               equal to the lesser of (i) one-twelfth of
                               0.125% of the principal balance of the
                               related group loans and (ii) the sum of the
                               Master Servicing Fee payable to the Master
                               Servicer plus reinvestment income for such
                               Distribution Date or

                               Excess Cash Flow, subject to the priority of
                               distribution for Excess Cash Flow. On any
                               Distribution Date and each Loan Group, the sum of
                               the following amounts:

Principal Remittance Amount:   the principal  portion of all scheduled  monthly payments on the mortgage loans received or advanced with respect to the related due period;

                               the principal portion of all proceeds of the
                               repurchase of mortgage loans or, in the case
                               of substitution, amounts representing a
                               principal adjustment as required in the
                               pooling and servicing agreement during the
                               preceding calendar month; and

                               the principal portion of all other
                               unscheduled collections received on the
                               mortgage loans during the preceding calendar
                               month including, without limitation, full
                               and partial principal prepayments made by
                               the respective mortgagors, to the extent not
                               distributed in the preceding month.

Principal Distribution         On any Distribution Date and each Loan Group the sum of
Amount:                        the Principal Remittance Amount in respect of the related Loan Group, and excess spread for each Loan Group,  to the extent  distributable  as principal to cover losses on the  related  and  unrelated  Loan  Group and build  overcollateralization  to the required levels
                               Minus, the related overcollateralization reduction amount
------------------------------ --------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the “Final Prospectus”)related to the securities (the “Securities”) in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

COMPUTATIONAL MATERIALS FOR RASC 2003-KS5 TRUST

Residential Funding Corporation
RASC 2003-KS5
Computational Materials: Preliminary Term Sheet (Page 5)
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                              Transaction Overview

Class A-I-6 Lockout            The Class A-I-6 Lockout Distribution Percentage is assigned as follows:
Distribution Percentage:
                               Between July 2003 and June 2006: 0%;

                               Between July 2006 and June 2008: 45%;

                               Between July 2008 and June 2009: 80%;

                               Between July 2009 and June 2010: 100%;

                               July 2010 and thereafter: 300%.

Class A-I-6 Lockout            For any Distribution Date, the product of:
Distribution Amount:           Class A-I-6 Lockout Distribution Percentage and

                               The product of (a) a fraction, the numerator
                               of which is the Certificate Principal
                               Balance of the Class A-I-6 Certificates
                               immediately prior to that Distribution Date
                               and the denominator of which is the
                               aggregate Certificate Principal Balance of
                               the Class A-I Certificates immediately prior
                               to that Distribution Date and (b) the Class
                               A-I Principal Distribution Amount.

Group I Net WAC Cap Rate:      For the July 2003 Distribution  Date through the December 2005 Distribution  Date, a per annum rate equal to (1) the weighted  average of the Net Mortgage Rates of the Group I Loans minus (2) the  Pass-Through  Rate for the Class A-I-IO  Certificates  for such  Distribution
                               Date  multiplied  by a fraction,  the  numerator of which is (x) the Notional  Amount of the
                               Class A-I-IO  Certificates  immediately prior to such Distribution Date, and the denominator of which is (y) the  aggregate  Stated  Principal  Balance of the Group I Loans  immediately prior to such  Distribution  Date.  With respect to any  subsequent  Distribution  Date, the weighted average of the Net Mortgage Rates of the Group I Loans.

Class A-I-1 Net WAC Cap Rate:  The pass-through rate of the Class A-I-1 Certificates may be subject to a cap equal to the product of (x)
                               the Group I Net WAC Cap Rate and (y) a
                               fraction, the numerator of which is 30 and
                               the denominator of which is the actual
                               number of days in the related interest
                               accrual period.

Group I Net WAC Cap Rate       With respect to each class of Class A-I
                               Certificates, other than the Class A-I-IO Shortfall: Certificates, and any
                               Distribution Date on which the Group I Net WAC Cap Rate is used to determine the Pass-Through Rate of that
                               class of certificates, an amount equal to
                               the excess of (x) accrued certificate
                               interest calculated at the Pass-Through Rate
                               that would otherwise be applicable if the
                               Group I Net WAC Cap Rate did not apply, over
                               (y) accrued certificate interest calculated
                               using the Group I Net WAC Cap Rate. Such
                               reimbursement will only come from interest
                               on the Mortgage Loans and will be paid as
                               described under Excess Cashflow
                               Distributions. No such carryover will be
                               paid to any class of Class A-I Certificates
                               once such class' certificate principal
                               balance has been reduced to zero.

Group I Net WAC Cap Rate       With respect to each class of Class A-I
                               Certificates, other than the Class A-I-IO Carry-Forward Amount: Certificates, and any Distribution Date, an amount equal to any unpaid Group I Net WAC Cap
                               Rate Shortfalls from the current and prior
                               Distribution Dates, plus interest thereon at
                               a rate equal to the related pass-through
                               rate.

Group II Net WAC Cap Rate:     The pass-through rates of the Class A-II Certificates with respect to each Distribution
                               Date will be a per annum rate equal to the lesser of (x) one-month LIBOR plus the applicable margin and (y) the product of (i) weighted average of the related Net Mortgage
                               Rates on the Loan Group II Mortgage Loans as of the due date immediately preceding the related due period and (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related interest accrual period.  The rate cap described in clause (y) above is referred to as the Group II Net WAC Cap Rate.
------------------------------ --------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the “Final Prospectus”)related to the securities (the “Securities”) in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

COMPUTATIONAL MATERIALS FOR RASC 2003-KS5 TRUST

Residential Funding Corporation
RASC 2003-KS5
Computational Materials: Preliminary Term Sheet (Page 6)
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                              Transaction Overview

Group II Basis Risk Shortfall:      If on any Distribution Date the pass-through rate on any
                                    class of Class A-II Certificates is limited to the Group II Net WAC
                                    Cap Rate, the resulting shortfall will
                                    carry forward with interest thereon,
                                    provided, however, that the amount of the
                                    carryforward will not exceed the excess of
                                    the related Group II Maximum Lifetime Rate
                                    Cap over the related Group II Net WAC Cap
                                    Rate. The related Group II Maximum Lifetime
                                    Rate Cap will equal the weighted average of
                                    the related maximum Net Mortgage Rates on
                                    the related Loan Group II Mortgage Loans as
                                    of the due date immediately preceding the
                                    related due period. Such reimbursement will
                                    only come from interest on the Mortgage
                                    Loans and proceeds from the Group II Yield
                                    Maintenance Agreement and will be paid as
                                    described under Priority of Distributions.
                                    No such carryforward will be paid to any
                                    class of Class A-II Certificates once such
                                    class' certificate principal balance has
                                    been reduced to zero.

Group II Basis Risk Shortfall       With respect to each Class A-II Certificates and any
Shortfall Carry-Forward  Amount:    Distribution Date, an amount equal to any unpaid Group
                                    II Net WAC Cap Rate Shortfalls from the current and prior Distribution
                                    Dates, plus interest thereon at a rate equal to the related pass-through rate.

Coupon Step Up:                     If the Master Servicer does not purchase the remaining Loan
                                    Group I Mortgage Loans on
                                    the related Optional Termination Date, the
                                    pass-through rate on the Class A-I-5
                                    Certificates will increase by 0.50% per
                                    annum on the second Distribution Date
                                    following the related Optional Termination
                                    Date. If the Master Servicer does not
                                    purchase the remaining Loan Group II
                                    Mortgage Loans on the Optional Termination
                                    Date, the applicable margin on the Class
                                    A-II Certificates will increase to 2x the
                                    original margin on the second Distribution
                                    Date following the related Optional
                                    Termination Date.

                                    The Group I Principal Distribution Amount will be
                                    distributed as follows:

Group I Principal                   to  the  Class  A-I-6  Certificates,   an  amount  equal  to  the  Class  A-I-6  Lockout
Distribution:                       Distribution  Amount for that Distribution Date, until the Certificate  Principal Balance of the Class A-I-6 Certificates has been reduced to zero; and

                                    to the Class A-I-1, Class A-I-2, Class
                                    A-I-3, Class A-I-4, Class A-I-5 and Class
                                    A-I-6 Certificates, in that order, in each
                                    case in reduction of the Certificate
                                    Principal Balance thereof, until the
                                    Certificate Principal Balance thereof has
                                    been reduced to zero.

Group II Principal Allocation       With respect to any Distribution Date, the sum of (a) the
Amount:                             Principal Remittance Amount for the Group II Loans on that
                                    Distribution Date and (b) the aggregate amount of Realized
                                    Losses on the related mortgage loans in the
                                    calendar month preceding that Distribution
                                    Date, to the extent covered by Excess Cash
                                    Flow for that Distribution Date; provided,
                                    that on any Distribution Date on which there
                                    is insufficient Excess Cash Flow to cover
                                    all Realized Losses on the Group II Loans,
                                    in determining the Class A-II-A Principal
                                    Distribution Amount and Class A-II-B
                                    Principal Distribution Amount, the available
                                    Excess Cash Flow will be allocated to the
                                    Class A-II-A Certificates and Class A-II-B
                                    Certificates, pro rata, based on the
                                    principal portion of Realized Losses on the
                                    Group II-A Loans and Group II-B Loans,
                                    respectively

Group II-A and Group II-B
Principal Distribution:             On  any  Distribution  Date,  the  Principal  Distribution  Amount  for  Loan  Group  II
                                    multiplied by a fraction, the numerator of which is
                                    the portion of the Group II Principal Allocation Amount
                                    related to Loan Group II-A for that Distribution Date and the denominator of which is the Group II Principal
                                    Allocation Amount for all of the Group II
                                    Loans for that Distribution Date shall be
                                    distributed to the Class A-II-A Ceritifcates
                                    until the Ceritificate Principal Balance
                                    thereof has been reduced to zero.

                                    On any Distribution Date, the Principal
                                    Distribution Amount for Loan Group II
                                    multiplied by a fraction, the numerator of
                                    which is the portion of the Group II
                                    Principal Allocation Amount related to Loan
                                    Group II-B for that Distribution Date and
                                    the denominator of which is the Group II
                                    Principal Allocation Amount for all of the
                                    Group II Loans for that Distribution Date
                                    shall be distributed to the Class A-II-B
                                    Ceritifcates until the Ceritificate
                                    Principal Balance thereof has been reduced
                                    to zero.

------------------------------ --------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the “Final Prospectus”)related to the securities (the “Securities”) in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

COMPUTATIONAL MATERIALS FOR RASC 2003-KS5 TRUST

Residential Funding Corporation
RASC 2003-KS5
Computational Materials: Preliminary Term Sheet (Page 7)
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                              Transaction Overview

Priority of Distributions:     Distributions will be made from the available amount from each Loan Group as follows:

                               Distribution of interest to the related Class A Certificates;

                               distribution of principal to the related Class A Certificates (as further described herein), other than the Class A-I-IO Certificates,

                               distribution of principal to the related and
                               unrelated Class A Certificates to cover
                               certain realized losses other than excess
                               losses (as described in "The Pooling and
                               Servicing Agreement");

                               to the Certificate Insurer reimbursement of
                               any payments made with respect to the
                               related Class A Certificates by the
                               Certificate Insurer under the certificate
                               insurance policy;

                               except for the first six Distribution Dates,
                               distribution of additional principal to the
                               related and unrelated certificates from the
                               excess cashflow on the mortgage loans, until
                               the required level of overcollateralization
                               is reached;

                               payment to the related and unrelated Class A Certificates, in respect of prepayment interest shortfalls;

                               payment to the related and unrelated Class A
                               Certificates in respect of prepayment
                               interest shortfalls previously allocated
                               thereto; and remaining unpaid from prior
                               Distribution Dates; together with interest
                               thereon;

                               payment to the related and unrelated
                               Certificates for any Group I Net WAC Cap
                               Rate Shortfall Carryforward or Group II
                               Basis Risk Shortfall Carryforward Amounts.

Advances:                      distribution of any remaining funds to the non-offered certificates.

                               The Master Servicer will advance delinquent principal and interest to the extent the advance is deemed recoverable from future collections on the loan.

Overcollateralization Amount:  The  overcollateralization  ("OC")  provisions  are  intended to provide for the limited acceleration of principal payments on the Offered Certificates  relative to the amortization of the  related  loan  group,  generally  until the  required  OC levels  are  reached.  The acceleration  of  principal  payments  is  achieved  by  applying  certain  excess  interest collected  on each loan group to the payment of  principal  on the Offered  Certificates  as described  herein,  resulting  in the  accumulation  of OC.  By  paying  down the  principal balance of the Offered  Certificates  faster than the principal  amortization of the related loan group,  an  overcollateralization  amount equal to the excess of the  aggregate  unpaid principal  balance  of the  related  loan group over the  principal  balance of the  related
                               Offered  Certificates  is  created.  Excess  interest  will be  directed  to build each loan group's  overcollateralization  until the  respective  loan group  reaches  its  required OC
                               Target  Amount.  Upon this event,  the  acceleration  feature  will cease  unless it is once again  necessary  to  maintain  the  required  OC level.  Excess  interest  will begin to be applied to build  overcollateralization  on the January 2004 Distribution Date for both loan groups.

Group I Overcollateralization  With respect to any Distribution Date and the Group I Loans, (a) if
Target Amount:                 such Distribution Date is prior to the Group I
                               Stepdown Date, 1.75% of the aggregate principal balance of the Group I
                               Loans as of the Cut-Off Date, or (b) if such Distribution Date is on or after
                               the  Group I Stepdown Date, the greater of (i)                                    3.50% of the then current aggregate
                               principal balance of the Group I Loans as of
                               the end of the related Due Period and (ii)
                               the Group I Overcollateralization Floor;
                               provided, however, that in the event certain
                               trigger events specified in the underlying
                               documents are not satisfied, the Group I
                               Required Overcollateralization Amount shall
                               be such amount on the immediately preceding
                               Distribution Date.

Group I                        0.50% of the aggregate initial principal balance of the Group I Mortgage Loans.
Overcollateralization Floor:
------------------------------ --------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the “Final Prospectus”)related to the securities (the “Securities”) in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

COMPUTATIONAL MATERIALS FOR RASC 2003-KS5 TRUST

Residential Funding Corporation
RASC 2003-KS5
Computational Materials: Preliminary Term Sheet (Page 8)
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---------------------------------------------------------------------------------------------------------------------------------
                              Transaction Overview

Group I Stepdown Date:         The Distribution Date which is the later to occur of (x) the
                               Distribution Date in December 2005 and (y) the first Distribution Date on which the balance of the Group I Loans as of the end
                               of the related due period is less than one-half of the balance of the Group I Loans as of the cut-off date.

Group II Overcollateralization With  respect  to  any  Distribution   Date  and  the  Group  II  Loans,  the  Group  II
Target Amount:                 Overcollateralization Floor.

Group II                       0.50% of the aggregate initial principal balance of the Group II Mortgage Loans.
Overcollateralization Floor:

Group II Yield Maintenance     The holders of each class of Class A-II Certificates will benefit from interest rate
Agreements:                    cap payments, pursuant to a yield maintenance agreement.  The Yield Maintenance
                               Agreement is intended to partially mitigate
                               the interest rate risk that could result on
                               the Class A-II Certificates from the
                               difference between the related index plus
                               the related margin for the related Class
                               A-II Certificates and the related Group II
                               Net WAC Cap Rate (the "Yield Maintenance
                               Agreement") for the first 24 Distribution
                               dates.

                               On each Distribution Date, payments under
                               the Yield Maintenance Agreement will be made
                               based on (x) a notional amount equal to the
                               lesser of (a) the scheduled principal
                               balance of the related Class A-II
                               Certificate calculated as of the issuance
                               date and based on the pricing speed
                               assumption of 100% PPC and (b) the actual
                               principal balance of the related Class A-II
                               Certificate and (y) the positive excess of
                               One-Month LIBOR over the related Monthly
                               Strike Rate (as set forth below). Such
                               payments will be capped at their maximum
                               amount when One-Month LIBOR equals or
                               exceeds 7.25%. The Yield Maintenance
                               Agreement will terminate after the
                               Distribution Date in June 2005.
------------------------------ --------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the “Final Prospectus”)related to the securities (the “Securities”) in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

COMPUTATIONAL MATERIALS FOR RASC 2003-KS5 TRUST

Residential Funding Corporation
RASC 2003-KS5
Computational Materials: Preliminary Term Sheet (Page 9)
---------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                     Yield Maintenance Agreement
---------------------------------------------------------------------------------------------------------------

                          Class A-II-A          Class A-II-A          Class A-II-B          Class A-II-B
    Distribution Date   Notional Balance     Monthly Strike Rate    Notional Balance     Monthly Strike Rate
            July 2003       350,000,000.00          6.14               275,000,000.00           6.14
          August 2003       349,158,012.76          5.55               274,338,102.00           5.55
       September 2003       347,553,204.80          5.55               273,076,846.69           5.55
         October 2003       345,175,637.19          5.73               271,208,427.17           5.74
        November 2003       342,019,866.32          5.55               268,728,568.62           5.55
        December 2003       338,085,187.85          5.73               265,636,719.94           5.74
         January 2004       333,375,846.30          5.55               261,936,218.40           5.55
        February 2004       326,770,461.59          5.55               256,745,921.76           5.55
           March 2004       319,925,925.11          5.93               251,367,768.36           5.93
           April 2004       312,969,842.33          5.55               245,902,016.46           5.55
             May 2004       305,308,294.40          5.73               239,881,990.12           5.74
            June 2004       296,971,893.58          5.55               233,331,743.66           5.55
            July 2004       287,996,489.52          5.73               226,279,446.39           5.74
          August 2004       279,289,188.27          5.55               219,437,814.87           5.55
       September 2004       270,842,016.79          5.55               212,800,583.97           5.55
         October 2004       262,647,238.39          5.73               206,361,674.26           5.74
        November 2004       254,697,345.66          5.55               200,115,186.52           5.55
        December 2004       246,985,053.75          5.73               194,055,396.40           5.74
         January 2005       239,503,293.77          5.55               188,176,749.25           5.55
        February 2005       232,245,206.39          5.55               182,473,855.10           5.55
           March 2005       225,204,135.67          6.14               176,941,483.80           6.15
           April 2005       218,373,623.03          5.55               171,574,560.31           5.55
             May 2005       211,747,401.42          5.73               166,368,160.05           5.74
            June 2005       199,593,943.33          5.55               156,819,071.89           5.55
---------------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the “Final Prospectus”)related to the securities (the “Securities”) in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

COMPUTATIONAL MATERIALS FOR RASC 2003-KS5 TRUST

Residential Funding Corporation
RASC 2003-KS5
Computational Materials: Preliminary Term Sheet (Page 10)
---------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                     Class A-I-1 to 10% Call
---------------------------------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION                        0%           50%          75%          100%          125%         150%
---------------------------------------------------------------------------------------------------------------------------------
  Average Life (Years)                                 10.21          1.67         1.23          1.00         0.86          0.76
  Modified Duration (at par)                            9.41          1.66         1.23          1.00         0.86          0.76
  First Principal Payment Date                      07/25/03      07/25/03     07/25/03      07/25/03     07/25/03      07/25/03
  Last Principal Payment Date                       06/25/20      10/25/06     10/25/05      04/25/05     12/25/04      10/25/04
  Principal Payment Window (Months)                      204            40           28            22           18            16

---------------------------------------------------------------------------------------------------------------------------------
                                                     Class A-I-2 to 10% Call
---------------------------------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION                        0%           50%          75%          100%          125%         150%
---------------------------------------------------------------------------------------------------------------------------------
  Average Life (Years)                                 18.18          3.74         2.58          2.00         1.64          1.40
  Modified Duration (at par)                           15.21          3.57         2.50          1.95         1.60          1.37
  First Principal Payment Date                      06/25/20      10/25/06     10/25/05      04/25/05     12/25/04      10/25/04
  Last Principal Payment Date                       10/25/22      08/25/07     04/25/06      08/25/05     03/25/05      12/25/04
  Principal Payment Window (Months)                       29            11            7             5            4             3

---------------------------------------------------------------------------------------------------------------------------------
                                                     Class A-I-3 to 10% Call
---------------------------------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION                        0%           50%          75%          100%          125%         150%
---------------------------------------------------------------------------------------------------------------------------------
  Average Life (Years)                                 22.51          6.08         4.00          3.00         2.40          2.01
  Modified Duration (at par)                           17.36          5.60         3.78          2.87         2.31          1.94
  First Principal Payment Date                      10/25/22      08/25/07     04/25/06      08/25/05     03/25/05      12/25/04
  Last Principal Payment Date                       09/25/28      06/25/12     12/25/08      07/25/07     08/25/06      01/25/06
  Principal Payment Window (Months)                       72            59           33            24           18            14

---------------------------------------------------------------------------------------------------------------------------------
                                                     Class A-I-4 to 10% Call
---------------------------------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION                        0%           50%          75%          100%          125%         150%
---------------------------------------------------------------------------------------------------------------------------------
  Average Life (Years)                                 26.47         11.41         7.21          5.00         3.87          3.13
  Modified Duration (at par)                           17.42          9.35         6.31          4.54         3.58          2.93
  First Principal Payment Date                      09/25/28      06/25/12     12/25/08      07/25/07     08/25/06      01/25/06
  Last Principal Payment Date                       02/25/31      08/25/17     03/25/13      09/25/09     03/25/08      04/25/07
  Principal Payment Window (Months)                       30            63           52            27           20            16

---------------------------------------------------------------------------------------------------------------------------------
                                                     Class A-I-5 to 10% Call
---------------------------------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION                        0%           50%          75%          100%          125%         150%
---------------------------------------------------------------------------------------------------------------------------------
  Average Life (Years)                                 28.09         15.31        11.22          8.17         6.16          4.89
  Modified Duration (at par)                           15.62         10.83         8.62          6.69         5.26          4.29
  First Principal Payment Date                      02/25/31      08/25/17     03/25/13      09/25/09     03/25/08      04/25/07
  Last Principal Payment Date                       08/25/31      12/25/18     12/25/14      02/25/12     05/25/10      02/25/09
  Principal Payment Window (Months)                        7            17           22            30           27            23

---------------------------------------------------------------------------------------------------------------------------------
                                                     Class A-I-6 to 10% Call
---------------------------------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION                        0%           50%          75%          100%          125%         150%
---------------------------------------------------------------------------------------------------------------------------------
  Average Life (Years)                                 14.24          8.00         7.11          6.47         5.80          5.07
  Modified Duration (at par)                           10.66          6.73         6.10          5.62         5.11          4.54
  First Principal Payment Date                      07/25/06      07/25/06     07/25/06      07/25/06     07/25/06      07/25/06
  Last Principal Payment Date                       08/25/31      12/25/18     12/25/14      02/25/12     05/25/10      02/25/09
  Principal Payment Window (Months)                      302           150          102            68           47            32
---------------------------------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the “Final Prospectus”)related to the securities (the “Securities”) in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

COMPUTATIONAL MATERIALS FOR RASC 2003-KS5 TRUST

Residential Funding Corporation
RASC 2003-KS5
Computational Materials: Preliminary Term Sheet (Page 11)
---------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                     Class A-I-1 to 10% Maturity
---------------------------------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION                      0%            50%           75%          100%         125%          150%
---------------------------------------------------------------------------------------------------------------------------------
  Average Life (Years)                                10.21          1.67          1.23         1.00          0.86          0.76
  Modified Duration (at par)                           9.41          1.66          1.23         1.00          0.86          0.76
  First Principal Payment Date                     07/25/03      07/25/03      07/25/03     07/25/03      07/25/03      07/25/03
  Last Principal Payment Date                      06/25/20      10/25/06      10/25/05     04/25/05      12/25/04      10/25/04
  Principal Payment Window (Months)                     204            40            28           22            18            16

---------------------------------------------------------------------------------------------------------------------------------
                                                     Class A-I-2 to 10% Maturity
---------------------------------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION                      0%            50%           75%          100%         125%          150%
---------------------------------------------------------------------------------------------------------------------------------
  Average Life (Years)                                18.18          3.74          2.58         2.00          1.64          1.40
  Modified Duration (at par)                          15.21          3.57          2.50         1.95          1.60          1.37
  First Principal Payment Date                     06/25/20      10/25/06      10/25/05     04/25/05      12/25/04      10/25/04
  Last Principal Payment Date                      10/25/22      08/25/07      04/25/06     08/25/05      03/25/05      12/25/04
  Principal Payment Window (Months)                      29            11             7            5             4             3

---------------------------------------------------------------------------------------------------------------------------------
                                                     Class A-I-3 to 10% Maturity
---------------------------------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION                      0%            50%           75%          100%         125%          150%
---------------------------------------------------------------------------------------------------------------------------------
  Average Life (Years)                                22.51          6.08          4.00         3.00          2.40          2.01
  Modified Duration (at par)                          17.36          5.60          3.78         2.87          2.31          1.94
  First Principal Payment Date                     10/25/22      08/25/07      04/25/06     08/25/05      03/25/05      12/25/04
  Last Principal Payment Date                      09/25/28      06/25/12      12/25/08     07/25/07      08/25/06      01/25/06
  Principal Payment Window (Months)                      72            59            33           24            18            14

---------------------------------------------------------------------------------------------------------------------------------
                                                     Class A-I-4 to 10% Maturity
---------------------------------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION                      0%            50%           75%          100%         125%          150%
---------------------------------------------------------------------------------------------------------------------------------
  Average Life (Years)                                26.47         11.41          7.21         5.00          3.87          3.13
  Modified Duration (at par)                          17.42          9.35          6.31         4.54          3.58          2.93
  First Principal Payment Date                     09/25/28      06/25/12      12/25/08     07/25/07      08/25/06      01/25/06
  Last Principal Payment Date                      02/25/31      08/25/17      03/25/13     09/25/09      03/25/08      04/25/07
  Principal Payment Window (Months)                      30            63            52           27            20            16

---------------------------------------------------------------------------------------------------------------------------------
                                                     Class A-I-5 to 10% Maturity
---------------------------------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION                      0%            50%           75%          100%         125%          150%
---------------------------------------------------------------------------------------------------------------------------------
  Average Life (Years)                                28.62         18.49         13.69        10.17          7.54          5.65
  Modified Duration (at par)                          15.76         12.19          9.91         7.89          6.17          4.82
  First Principal Payment Date                     02/25/31      08/25/17      03/25/13     09/25/09      03/25/08      04/25/07
  Last Principal Payment Date                      01/25/33      01/25/31      08/25/26     10/25/21      06/25/18      10/25/15
  Principal Payment Window (Months)                      24           162           162          146           124           103

---------------------------------------------------------------------------------------------------------------------------------
                                                     Class A-I-6 to 10% Maturity
---------------------------------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION                      0%            50%           75%          100%         125%          150%
---------------------------------------------------------------------------------------------------------------------------------
  Average Life (Years)                                14.24          8.01          7.15         6.58          6.18          5.88
  Modified Duration (at par)                          10.66          6.74          6.12         5.71          5.40          5.16
  First Principal Payment Date                     07/25/06      07/25/06      07/25/06     07/25/06      07/25/06      07/25/06
  Last Principal Payment Date                      11/25/32      10/25/30      05/25/26     08/25/21      04/25/18      08/25/15
  Principal Payment Window (Months)                     317           292           239          182           142           110
---------------------------------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the “Final Prospectus”)related to the securities (the “Securities”) in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

COMPUTATIONAL MATERIALS FOR RASC 2003-KS5 TRUST

Residential Funding Corporation
RASC 2003-KS5
Computational Materials: Preliminary Term Sheet (Page 12)
---------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                     Class A-II-A to Call
---------------------------------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION                      0%            50%           75%          100%         125%          150%
---------------------------------------------------------------------------------------------------------------------------------
  Average Life (Years)                                20.52          4.88          3.36         2.57          2.08          1.76
  Modified Duration (at par)                          17.21          4.63          3.26         2.52          2.05          1.74
  First Principal Payment Date                     07/25/03      07/25/03      07/25/03     07/25/03      07/25/03      07/25/03
  Last Principal Payment Date                      05/25/32      02/25/15      04/25/11     03/25/09      11/25/07      12/25/06
  Principal Payment Window (Months)                     347           140            94           69            53            42

---------------------------------------------------------------------------------------------------------------------------------
                                                     Class A-II-A to Maturity
---------------------------------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION                      0%            50%           75%          100%         125%          150%
---------------------------------------------------------------------------------------------------------------------------------
  Average Life (Years)                                20.57          5.23          3.61         2.75          2.22          1.86
  Modified Duration (at par)                          17.24          4.91          3.47         2.68          2.18          1.84
  First Principal Payment Date                     07/25/03      07/25/03      07/25/03     07/25/03      07/25/03      07/25/03
  Last Principal Payment Date                      06/25/33      04/25/27      04/25/20     11/25/15      12/25/12      12/25/10
  Principal Payment Window (Months)                     360           286           202          149           114            90

---------------------------------------------------------------------------------------------------------------------------------
                                                     Class A-II-B to Call
---------------------------------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION                      0%            50%           75%          100%         125%          150%
---------------------------------------------------------------------------------------------------------------------------------
  Average Life (Years)                                20.49          4.87          3.36         2.57          2.08          1.76
  Modified Duration (at par)                          17.19          4.63          3.26         2.52          2.05          1.74
  First Principal Payment Date                     07/25/03      07/25/03      07/25/03     07/25/03      07/25/03      07/25/03
  Last Principal Payment Date                      05/25/32      02/25/15      04/25/11     03/25/09      11/25/07      12/25/06
  Principal Payment Window (Months)                     347           140            94           69            53            42

---------------------------------------------------------------------------------------------------------------------------------
                                                     Class A-II-B to Maturity
---------------------------------------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION                      0%            50%           75%          100%         125%          150%
---------------------------------------------------------------------------------------------------------------------------------
  Average Life (Years)                                20.54          5.23          3.61         2.75          2.22          1.86
  Modified Duration (at par)                          17.22          4.91          3.47         2.68          2.18          1.84
  First Principal Payment Date                     07/25/03      07/25/03      07/25/03     07/25/03      07/25/03      07/25/03
  Last Principal Payment Date                      06/25/33      04/25/27      04/25/20     11/25/15      12/25/12      12/25/10
  Principal Payment Window (Months)                     360           286           202          149           114            90
---------------------------------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the “Final Prospectus”)related to the securities (the “Securities”) in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

COMPUTATIONAL MATERIALS FOR RASC 2003-KS5 TRUST

Residential Funding Corporation
RASC 2003-KS5
Computational Materials: Preliminary Term Sheet (Page 13)
---------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                     Class A-I-IO to 10% Call
--------------------------------------------------------------------------------------------------------------------
CPR                                   60% CPR      61% CPR      62% CPR      63% CPR       64% CPR       65% CPR
--------------------------------------------------------------------------------------------------------------------
Yield (%)                              3.2500       3.2500       2.2285       1.0819       -0.1994       -0.1994
Modified Duration                      0.8109       0.8109       0.8052       0.7993       0.7933        0.7933
Price = 3.16212%
--------------------------------------------------------------------------------------------------------------------

                           ---------------------------------------------------------
                                        Class A-I-IO Notional Balance
                           ---------------------------------------------------------
                                        Class A-I-IO Notional Balance
                                   Distribution Date         Notional Balance
                                           July 2003            44,615,000
                                         August 2003            41,154,000
                                      September 2003            38,077,000
                                        October 2003            35,385,000
                                       November 2003            32,692,000
                                       December 2003            30,385,000
                                        January 2004            28,077,000
                                       February 2004            25,769,000
                                          March 2004            23,846,000
                                          April 2004            21,923,000
                                            May 2004            20,769,000
                                           June 2004            18,846,000
                                           July 2004            17,308,000
                                         August 2004            16,154,000
                                      September 2004            15,000,000
                                        October 2004            13,846,000
                                       November 2004            12,692,000
                                       December 2004            11,923,000
                                        January 2005            10,769,000
                                       February 2005            10,000,000
                                          March 2005             9,615,000
                                          April 2005             8,462,000
                                            May 2005             8,077,000
                                           June 2005             7,308,000
                                           July 2005             6,923,000
                                         August 2005             6,154,000
                                      September 2005             5,769,000
                                        October 2005             5,385,000
                                       November 2005             5,000,000
                                       December 2005             4,615,000
                           ---------------------------------------------------------
                           Assumes a fixed coupon of 3.50%

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the “Final Prospectus”)related to the securities (the “Securities”) in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

COMPUTATIONAL MATERIALS FOR RASC 2003-KS5 TRUST

Residential Funding Corporation
RASC 2003-KS5
Computational Materials: Preliminary Term Sheet (Page 14)
---------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------
                    Class A-I-1 Net WAC Cap Rate
----------------------------------------------------------------------------

            Month                                   (%)
              1                                    6.06
              2                                    6.11
              3                                    6.15
              4                                    6.18
              5                                    6.22
              6                                    6.24
              7                                    6.27
              8                                    6.30
              9                                    6.32
              10                                   6.35
              11                                   6.36
              12                                   6.38
              13                                   6.40
              14                                   6.41
              15                                   6.43
              16                                   6.44
              17                                   6.46
              18                                   6.47
              19                                   6.48
              20                                   6.49
              21                                   6.50
              22                                   6.52
----------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the “Final Prospectus”)related to the securities (the “Securities”) in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

COMPUTATIONAL MATERIALS FOR RASC 2003-KS5 TRUST

Residential Funding Corporation
RASC 2003-KS5
Computational Materials: Preliminary Term Sheet (Page 15)
---------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                        Group II-A Net WAC Cap Rate
----------------------------------------------------------------------------------------------------------

       Month                   (%)                                     Month                  (%)
          1                  6.14                                        36                  6.37
          2                  5.55                                        37                  6.58
          3                  5.55                                        38                  6.37
          4                  5.73                                        39                  6.37
          5                  5.55                                        40                  6.58
          6                  5.73                                        41                  6.37
          7                  5.55                                        42                  6.58
          8                  5.55                                        43                  6.37
          9                  5.93                                        44                  6.37
         10                  5.55                                        45                  7.05
         11                  5.73                                        46                  6.37
         12                  5.55                                        47                  6.58
         13                  5.73                                        48                  6.37
         14                  5.55                                        49                  6.58
         15                  5.55                                        50                  6.37
         16                  5.73                                        51                  6.37
         17                  5.55                                        52                  6.58
         18                  5.73                                        53                  6.37
         19                  5.55                                        54                  6.58
         20                  5.55                                        55                  6.37
         21                  6.14                                        56                  6.37
         22                  5.55                                        57                  6.81
         23                  5.73                                        58                  6.37
         24                  5.55                                        59                  6.58
         25                  6.33                                        60                  6.37
         26                  6.13                                        61                  6.58
         27                  6.13                                        62                  6.37
         28                  6.33                                        63                  6.37
         29                  6.13                                        64                  6.58
         30                  6.33                                        65                  6.37
         31                  6.13                                        66                  6.58
         32                  6.13                                        67                  6.37
         33                  6.78                                        68                  6.37
         34                  6.13                                        69                  7.06
         35                  6.58
----------------------------------------------------------------------------------------------------------

         *Run to call.

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the “Final Prospectus”)related to the securities (the “Securities”) in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

COMPUTATIONAL MATERIALS FOR RASC 2003-KS5 TRUST

Residential Funding Corporation
RASC 2003-KS5
Computational Materials: Preliminary Term Sheet (Page 16)
---------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                Group II-A Available Funds Cap Analysis at Fully-Indexed Rate*
----------------------------------------------------------------------------------------------------------

       Month                   (%)                                      Month                 (%)
          1                  7.25                                        36                  9.14
          2                  7.25                                        37                 10.32
          3                  7.25                                        38                  9.99
          4                  7.25                                        39                  9.99
          5                  7.25                                        40                 10.32
          6                  7.25                                        41                 10.25
          7                  7.25                                        42                 10.59
          8                  7.24                                        43                 11.11
          9                  7.24                                        44                 11.11
         10                  7.24                                        45                 12.30
         11                  7.24                                        46                 11.11
         12                  7.24                                        47                 11.75
         13                  7.24                                        48                 11.37
         14                  7.24                                        49                 11.86
         15                  7.24                                        50                 11.48
         16                  7.24                                        51                 11.48
         17                  7.24                                        52                 11.86
         18                  7.24                                        53                 11.74
         19                  7.24                                        54                 12.13
         20                  7.24                                        55                 11.74
         21                  7.25                                        56                 11.74
         22                  7.25                                        57                 12.55
         23                  7.25                                        58                 11.74
         24                  7.25                                        59                 12.14
         25                  7.82                                        60                 11.74
         26                  7.57                                        61                 12.14
         27                  7.57                                        62                 11.74
         28                  7.82                                        63                 11.74
         29                  7.57                                        64                 12.14
         30                  7.82                                        65                 11.74
         31                  8.42                                        66                 12.14
         32                  8.42                                        67                 11.75
         33                  9.33                                        68                 11.75
         34                  8.42                                        69                 13.00
         35                  9.44
----------------------------------------------------------------------------------------------------------
         *Run to call and including any payments from the Yield Maintenance
Agreement.

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the “Final Prospectus”)related to the securities (the “Securities”) in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

COMPUTATIONAL MATERIALS FOR RASC 2003-KS5 TRUST

Residential Funding Corporation
RASC 2003-KS5
Computational Materials: Preliminary Term Sheet (Page 17)
---------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                                Group II-B Net WAC Rule
----------------------------------------------------------------------------------------------------------

---------------------- ------------------- --------------------- -------------------- --------------------
       Month                   (%)                                      Month                 (%)
          1                  6.14                                        36                  6.33
          2                  5.55                                        37                  6.54
          3                  5.55                                        38                  6.33
          4                  5.73                                        39                  6.33
          5                  5.55                                        40                  6.54
          6                  5.73                                        41                  6.33
          7                  5.55                                        42                  6.54
          8                  5.55                                        43                  6.33
          9                  5.93                                        44                  6.33
         10                  5.55                                        45                  7.01
         11                  5.74                                        46                  6.33
         12                  5.55                                        47                  6.54
         13                  5.74                                        48                  6.33
         14                  5.55                                        49                  6.54
         15                  5.55                                        50                  6.33
         16                  5.74                                        51                  6.33
         17                  5.55                                        52                  6.54
         18                  5.74                                        53                  6.33
         19                  5.55                                        54                  6.54
         20                  5.55                                        55                  6.33
         21                  6.15                                        56                  6.33
         22                  5.55                                        57                  6.77
         23                  5.74                                        58                  6.33
         24                  5.55                                        59                  6.54
         25                  6.29                                        60                  6.33
         26                  6.09                                        61                  6.54
         27                  6.09                                        62                  6.33
         28                  6.29                                        63                  6.33
         29                  6.09                                        64                  6.54
         30                  6.29                                        65                  6.33
         31                  6.09                                        66                  6.54
         32                  6.09                                        67                  6.33
         33                  6.74                                        68                  6.33
         34                  6.09                                        69                  7.01
         35                  6.54
----------------------------------------------------------------------------------------------------------
         *Run to call.

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the “Final Prospectus”)related to the securities (the “Securities”) in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

COMPUTATIONAL MATERIALS FOR RASC 2003-KS5 TRUST

Residential Funding Corporation
RASC 2003-KS5
Computational Materials: Preliminary Term Sheet (Page 18)
---------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                    Group II-B Available Funds Cap Analysis at Fullly-Indexed Rate*
----------------------------------------------------------------------------------------------------------

      Month               Net WAC (%)                                  Month              Net WAC (%)
          1                  7.25                                        36                  9.12
          2                  7.25                                        37                 10.31
          3                  7.25                                        38                  9.97
          4                  7.25                                        39                  9.97
          5                  7.25                                        40                 10.31
          6                  7.25                                        41                 10.23
          7                  7.25                                        42                 10.57
          8                  7.24                                        43                 11.09
          9                  7.24                                        44                 11.09
         10                  7.24                                        45                 12.28
         11                  7.24                                        46                 11.09
         12                  7.24                                        47                 11.72
         13                  7.24                                        48                 11.34
         14                  7.24                                        49                 11.86
         15                  7.24                                        50                 11.48
         16                  7.24                                        51                 11.48
         17                  7.24                                        52                 11.86
         18                  7.24                                        53                 11.73
         19                  7.24                                        54                 12.12
         20                  7.24                                        55                 11.73
         21                  7.25                                        56                 11.73
         22                  7.25                                        57                 12.54
         23                  7.25                                        58                 11.73
         24                  7.25                                        59                 12.14
         25                  7.82                                        60                 11.74
         26                  7.56                                        61                 12.14
         27                  7.56                                        62                 11.74
         28                  7.82                                        63                 11.74
         29                  7.56                                        64                 12.14
         30                  7.82                                        65                 11.75
         31                  8.42                                        66                 12.14
         32                  8.42                                        67                 11.75
         33                  9.33                                        68                 11.75
         34                  8.42                                        69                 13.00
         35                  9.42
----------------------------------------------------------------------------------------------------------
         *Run to call and including any payments from the Yield Maintenance
Agreement.

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the “Final Prospectus”)related to the securities (the “Securities”) in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

COMPUTATIONAL MATERIALS FOR RASC 2003-KS5 TRUST

Residential Funding Corporation
RASC 2003-KS5
Computational Materials: Preliminary Term Sheet (Page 19)
---------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                            Group I Collateral Summary
---------------------------------------------------------------------------------------------------------------------------

Number of Mortgage Loans                              2,530    Weighted Average Credit Score                           620
Principal Balance                              $247,069,941    Property Type
Average Principal Balance                           $97,656       Single Family (detached)                          81.09%
   Range                                  $8,675 - $522,199       Two to Four Family Units                           6.39%
Weighted Average Mortgage Rate                       8.045%       Planned Unit Developments                          5.49%
                                                                  (detached)
   Range                                   5.250% - 14.000%       Planned Unit Developments                          2.79%
                                                                  (attached))
Weighted Average Net Mortgage Rate                   6.687%       Condo Low-Rise (less than 5                        1.97%
                                                                  stories)
   Range                                   3.490% - 13.310%       Manufactured Home                                  1.30%
Weighted Average Remaining Term                         329       Townhouse                                          0.57%
   Range                                           60 - 360       Townhouse (2 to 4 family units)                    0.22%
Weighted Average Seasoning                                0       Condo High-Rise (9 stories or                      0.08%
                                                                  more)
Latest Maturity Date                               6/1/2033       Leasehold                                          0.07%
State Concentration (>5%)                                         Condo Mid-Rise (5 to 8 stories)                    0.04%
   California                                        16.79%    Occupancy Status
   Florida                                            9.59%       Primary Residence                                 92.70%
   Texas                                              7.86%       Non-Owner Occupied                                 6.80%
   New York                                           6.91%       Second Home/Vacation Home                          0.51%
Weighted Average Original LTV*                       79.05%    Documentation Type
  Range                                   10.00% -  100.00%       Full Documentation                                77.24%
First Lien                                           94.29%       Reduced Documentation                             22.76%
Second Liens                                          5.71%    Servicer
Balloon Loans                                         9.25%       HomeComings                                       83.45%
---------------------------------------------------------------------------------------------------------------------------

*CLTV measure used for 2nd lien mortgages for purposes of computation

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the “Final Prospectus”)related to the securities (the “Securities”) in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

COMPUTATIONAL MATERIALS FOR RASC 2003-KS5 TRUST

Residential Funding Corporation
RASC 2003-KS5
Computational Materials: Preliminary Term Sheet (Page 20)
---------------------------------------------------------------------------------------------------------------------------------------

                                                        Group I
                                                                   % of                                 Wtd Avg
                                                   Current        Current    Average        Wtd Avg       Comb
Credit                                Number of   Principal       Principal  Principal      Credit        Orig
Score                                   Loans       Balance        Balance    Balance       Score         LTV

499 or less                               22      1,444,024        0.58       65,637          486         75.52
500 - 519                                 54      2,709,867        1.10       50,183          511         73.25
520 - 539                                145      8,385,008        3.39       57,828          530         75.22
540 - 559                                215     15,527,126        6.28       72,219          550         74.01
560 - 579                                304     22,595,402        9.15       74,327          569         77.28
580 - 599                                374     33,980,342       13.75       90,857          590         77.83
600 - 619                                390     36,793,156       14.89       94,341          610         80.37
620 - 639                                333     38,620,175       15.63      115,977          629         80.63
640 - 659                                304     35,557,760       14.39      116,966          649         80.90
660 - 679                                187     23,935,183        9.69      127,996          670         79.68
680 - 699                                 88     11,903,460        4.82      135,267          688         79.16
700 - 719                                 45      7,021,679        2.84      156,037          709         80.81
720 - 739                                 34      4,325,741        1.75      127,228          729         83.26
740 - 759                                 23      2,869,233        1.16      124,749          746         80.90
760 or greater                             5        991,114        0.40      198,223          771         67.66
Subtotal with Credit Scores            2,523    246,659,269       99.83       97,764          620         79.07
Not Available(1)                           7        410,671        0.17       58,667            0         69.51
Total:                                 2,530    247,069,941      100.00       97,656          620         79.05
(1)  Mortgage Loans indicated as having a Credit Score that is "not available" include certain Mortgage Loans where the
Credit Score was not provided by the related seller and Mortgage Loans where no credit history can be obtained for the related mortgagor.

Original
Mortgage                                                          % of                                    Wtd Avg
Loan                                              Current        Current     Average        Wtd Avg        Comb
Principal                            Number of    Principal      Principal  Principal       Credit         Orig
1 - 100,000                            1,600     81,767,949       33.10       51,105          604         80.09
100,001 - 200,000                        671     94,112,461       38.09      140,257          621         78.01
200,001 - 300,000                        189     45,638,753       18.47      241,475          630         78.71
300,001 - 400,000                         56     19,189,241        7.77      342,665          651         80.23
400,001 - 500,000                         11      4,815,437        1.95      437,767          669         79.78
500,001 - 600,000                          3      1,546,099        0.63      515,366          649         80.47
Total:                                 2,530    247,069,941      100.00       97,656          620         79.05

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the “Final Prospectus”)related to the securities (the “Securities”) in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

COMPUTATIONAL MATERIALS FOR RASC 2003-KS5 TRUST

Residential Funding Corporation
RASC 2003-KS5
Computational Materials: Preliminary Term Sheet (Page 21)
---------------------------------------------------------------------------------------------------------------------------------------

                                                      Group I
                                                                 % of                                                Wtd Avg
Net                                               Current       Current      Average         Wtd Avg                   Comb
Mortgage                            Number of     Principal     Principal   Principal         Credit                    Orig

3.000 - 3.499                             1         121,361        0.05      121,361          691                    90.00
3.500 - 3.999                             8       2,440,921        0.99      305,115          667                    72.14
4.000 - 4.499                            43       9,879,128        4.00      229,747          657                    74.95
4.500 - 4.999                            98      17,844,147        7.22      182,083          643                    77.18
5.000 - 5.499                           197      30,807,002       12.47      156,381          645                    78.97
5.500 - 5.999                           282      38,903,834       15.75      137,957          636                    77.96
6.000 - 6.499                           283      35,292,021       14.28      124,707          630                    78.69
6.500 - 6.999                           294      31,772,869       12.86      108,071          613                    78.79
7.000 - 7.499                           212      20,083,604        8.13       94,734          608                    77.03
7.500 - 7.999                           195      18,351,517        7.43       94,110          594                    78.92
8.000 - 8.499                           208      14,048,154        5.69       67,539          594                    80.86
8.500 - 8.999                            91       7,131,436        2.89       78,367          572                    80.66
9.000 - 9.499                            87       5,590,589        2.26       64,260          570                    76.53
9.500 - 9.999                            53       2,605,404        1.05       49,159          562                    74.41
10.000 - 10.499                          63       2,199,142        0.89       34,907          578                    81.50
10.500 - 10.999                          29       1,209,445        0.49       41,705          600                    85.68
11.000 - 11.499                          37       1,095,073        0.44       29,597          624                    97.31
11.500 - 11.999                          43       1,192,885        0.48       27,742          620                    97.42
12.000 - 12.499                          68       1,551,180        0.63       22,811          597                    99.64
12.500 - 12.999                           8         185,491        0.08       23,186          604                   100.00
13.000 - 13.499                         230       4,764,737        1.93       20,716          559                    99.26
Total:                                2,530     247,069,941      100.00       97,656          620                    79.05

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the “Final Prospectus”)related to the securities (the “Securities”) in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

COMPUTATIONAL MATERIALS FOR RASC 2003-KS5 TRUST

Residential Funding Corporation
RASC 2003-KS5
Computational Materials: Preliminary Term Sheet (Page 22)
---------------------------------------------------------------------------------------------------------------------------------------

                                                       Group I
                                                                % of                                       Wtd Avg
                                                 Current        Current    Average         Wtd Avg           Comb
Mortgage                             Number of   Principal      Principal  Principal       Credit            Orig
Rate (%)                                Loans     Balance        Balance   Balance          Score             LTV

5.000 - 5.499                              1        121,361        0.05      121,361          691          90.00
5.500 - 5.999                             24      6,609,562        2.68      275,398          680          73.88
6.000 - 6.499                             61     12,917,064        5.23      211,755          661          72.67
6.500 - 6.999                            225     39,545,027       16.01      175,756          636          76.72
7.000 - 7.499                            236     32,341,282       13.09      137,039          638          77.70
7.500 - 7.999                            402     50,606,393       20.48      125,887          626          77.49
8.000 - 8.499                            289     30,445,717       12.32      105,349          615          79.17
8.500 - 8.999                            383     32,248,070       13.05       84,199          598          81.90
9.000 - 9.499                            178     14,512,200        5.87       81,529          595          82.87
9.500 - 9.999                            145      9,471,347        3.83       65,320          574          78.35
10.000 - 10.499                           66      3,940,650        1.59       59,707          580          81.08
10.500 - 10.999                           97      3,992,538        1.62       41,160          567          77.88
11.000 - 11.499                           32      1,233,586        0.50       38,550          605          88.11
11.500 - 11.999                           40      1,337,050        0.54       33,426          612          92.17
12.000 - 12.499                           44      1,218,685        0.49       27,697          617          95.98
12.500 - 12.999                           68      1,552,180        0.63       22,826          597          99.64
13.000 - 13.499                            7        169,191        0.07       24,170          598         100.00
13.500 - 13.999                          231      4,787,440        1.94       20,725          560          99.27
14.000 - 14.499                            1         20,596        0.01       20,596          612         100.00
Total:                                 2,530    247,069,941      100.00       97,656          620          79.05

                                                                   % of                                    Wtd Avg
Comb. Original                                    Current       Current      Average        Wtd Avg          Comb
Loan-to-Value                        Number of   Principal      Principal   Principal        Credit          Orig
Ratio (%) (1)                           Loans     Balance        Balance     Balance         Score            LTV

0.01 - 50.00                             136     10,424,460        4.22       76,650          597          40.59
50.01 - 55.00                             38      4,791,012        1.94      126,079          612          52.70
55.01 - 60.00                             68      7,621,328        3.08      112,078          603          57.98
60.01 - 65.00                             93     10,535,738        4.26      113,288          614          63.45
65.01 - 70.00                            156     18,179,487        7.36      116,535          611          68.69
70.01 - 75.00                            218     24,013,289        9.72      110,153          614          74.12
75.01 - 80.00                            560     69,480,263       28.12      124,072          629          79.53
80.01 - 85.00                            253     30,246,602       12.24      119,552          619          84.64
85.01 - 90.00                            360     45,948,549       18.60      127,635          624          89.70
90.01 - 95.00                            171     13,894,056        5.62       81,252          643          94.67
95.01 - 100.00                           477     11,935,157        4.83       25,021          605          99.97
Total:                                 2,530    247,069,941      100.00       97,656          620          79.05
(1) With respect to the Group I Loan secured by second liens, this table was calculated using the combined
Loan-to-Value ratio.

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the “Final Prospectus”)related to the securities (the “Securities”) in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

COMPUTATIONAL MATERIALS FOR RASC 2003-KS5 TRUST

Residential Funding Corporation
RASC 2003-KS5
Computational Materials: Preliminary Term Sheet (Page 23)
---------------------------------------------------------------------------------------------------------------------------------------

                                         Group I
                                                                   % of                                   Wtd Avg
                                                   Current        Current    Average         Wtd Avg       Comb
                                      Number of   Principal      Principal  Principal       Credit         Orig
State                                  Loans       Balance        Balance   Balance          Score          LTV

California                               223     41,494,593       16.79      186,074          637          75.59
Florida                                  245     23,692,751        9.59       96,705          622          78.30
Texas                                    318     19,427,624        7.86       61,093          601          82.55
New York                                  97     17,070,904        6.91      175,989          633          77.01
Georgia                                  105     10,991,281        4.45      104,679          624          81.97
Michigan                                 120     10,402,520        4.21       86,688          616          79.39
Tennessee                                144      7,715,718        3.12       53,581          610          85.91
Other                                  1,278    116,274,550       47.06       90,982          616          79.39
Total:                                 2,530    247,069,941      100.00       97,656          620          79.05

                                                                   % of                                   Wtd Avg
                                                   Current        Current    Average         Wtd Avg       Comb
Loan                                  Number of   Principal      Principal   Principal       Credit         Orig
Purpose                                Loans       Balance        Balance    Balance          Score          LTV

Equity refinance                       1,494    175,606,526       71.08      117,541          619         77.18
Purchase                                 841     50,641,055       20.50       60,215          627         85.75
Rate/Term refinance                      195     20,822,360        8.43      106,781          615         78.49
Total:                                 2,530    247,069,941      100.00       97,656          620         79.05

                                                                   % of                                   Wtd Avg
                                                   Current        Current    Average         Wtd Avg       Comb
                                      Number of   Principal      Principal   Principal       Credit         Orig
Documentation Type                     Loans       Balance        Balance    Balance          Score          LTV

Full documentation                     2,101    190,843,976       77.24       90,835          615         80.63
Reduced Documentation                    429     56,225,965       22.76      131,063          638         73.68
Total:                                 2,530    247,069,941      100.00       97,656          620         79.05

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the “Final Prospectus”)related to the securities (the “Securities”) in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

COMPUTATIONAL MATERIALS FOR RASC 2003-KS5 TRUST

Residential Funding Corporation
RASC 2003-KS5
Computational Materials: Preliminary Term Sheet (Page 24)
---------------------------------------------------------------------------------------------------------------------------------------

                                           Group I
                                                                   % of                                 Wtd Avg
                                                   Current        Current    Average         Wtd Avg      Comb
                                      Number of   Principal      Principal  Principal        Credit       Orig
Occupancy                              Loans       Balance        Balance    Balance          Score       LTV

Primary                                2,340    229,021,780       92.70       97,873          618         79.11
Non-Owner Occupied                       180     16,789,565        6.80       93,275          647         77.45
Second Home                               10      1,258,596        0.51      125,860          631         89.64
Total:                                 2,530    247,069,941      100.00       97,656          620         79.05

                                                                   % of                                 Wtd Avg
                                                   Current        Current    Average         Wtd Avg      Comb
                                      Number of   Principal      Principal  Principal        Credit       Orig
Property Type                          Loans       Balance        Balance    Balance          Score       LTV

Single Family (detached)               2,153    200,357,248       81.09       93,060          618         79.20
Two- to four-family units                102     15,790,296        6.39      154,807          642         74.92
Planned Unit Developments                101     13,564,411        5.49      134,301          620         81.38
(detached)
Planned Unit Developments                 47      6,890,467        2.79      146,606          640         81.32
(attached)
Condo Low-Rise (less than 5               53      4,869,273        1.97       91,873          639         81.33
stories)
Manufactured Home                         45      3,221,467        1.30       71,588          610         75.28
Townhouse/Rowhouse                        22      1,400,340        0.57       63,652          604         73.43
Townhouse/Rowhouse (Two- to                3        533,639        0.22      177,880          644         76.97
four-family units)
Condo High-Rise (9 stories or              1        185,900        0.08      185,900          555         60.00
more)
Leasehold                                  2        166,900        0.07       83,450          663         84.72
Condo Mid-Rise (5 to 8 stories)            1         90,000        0.04       90,000          614         90.00
Total:                                 2,530    247,069,941      100.00       97,656          620         79.05

                                                                  % of                                 Wtd Avg
                                                   Current        Current    Average         Wtd Avg      Comb
Credit                               Number of   Principal      Principal  Principal        Credit       Orig
Grade                                  Loans       Balance        Balance    Balance          Score       LTV

A4                                       796     98,113,116       39.71      123,258          651         80.63
AX                                       919     88,839,410       35.96       96,670          621         80.18
AM                                       446     33,881,910       13.71       75,968          583         78.88
B                                        256     17,464,728        7.07       68,222          557         72.82
C                                         75      6,301,980        2.55       84,026          554         65.71
CM                                        38      2,468,797        1.00       64,968          532         56.24
Total:                                 2,530    247,069,941      100.00       97,656          620         79.05

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the “Final Prospectus”)related to the securities (the “Securities”) in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

COMPUTATIONAL MATERIALS FOR RASC 2003-KS5 TRUST

Residential Funding Corporation
RASC 2003-KS5
Computational Materials: Preliminary Term Sheet (Page 25)
---------------------------------------------------------------------------------------------------------------------------------------

                                                      Group I
                                                                   % of                                 Wtd Avg
Prepayment                                        Current        Current    Average         Wtd Avg      Comb
Penalty                               Number of   Principal      Principal  Principal        Credit       Orig
Term                                   Loans       Balance        Balance    Balance          Score       LTV

None                                   1,021     68,622,659       27.77       67,211          615          80.57
12 Months                                 90     14,149,696        5.73      157,219          621          76.13
24 Months                                155     18,411,513        7.45      118,784          641          81.44
36 Months                              1,030    123,252,538       49.89      119,663          623          78.30
48 Months                                  5        888,068        0.36      177,614          645          81.15
60 Months                                224     21,343,451        8.64       95,283          607          78.21
Other(1)                                   5        402,017        0.16       80,403          615          81.25
Total:                                 2,530    247,069,941      100.00       97,656          620          79.05
(1)  Not 0, 12, 24, 36, 48, or 60 months and not more than 60 months.

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the “Final Prospectus”)related to the securities (the “Securities”) in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

COMPUTATIONAL MATERIALS FOR RASC 2003-KS5 TRUST

Residential Funding Corporation
RASC 2003-KS5
Computational Materials: Preliminary Term Sheet (Page 26)
---------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                        Group II-A Collateral Summary
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

Number of Mortgage Loans                              2,634    Weighted Average Credit Score                           612
Principal Balance                              $349,920,622    Property Type
Average Principal Balance                          $132,848       Single Family (detached)                          81.09%
   Range                                 $15,118 - $499,513       Planned Unit Developments                          7.58%
                                                                  (detached)
Weighted Average Mortgage Rate                       7.620%       Two to Four Family Units                           4.34%
   Range                                   4.990% - 12.450%       Condo Low-Rise (less than 5                        3.22%
                                                                  stories)
Weighted Average Net Mortgage Rate                   5.734%       Planned Unit Developments                          2.42%
                                                                  (attached)
   Range                                   2.475% - 11.760%       Townhouse                                          0.99%
Weighted Average Remaining Term                         360       Manufactured Home                                  0.34%
   Range                                          341 - 360       Condo Mid-Rise (5 to 8 stories)                    0.01%
Weighted Average Seasoning                                0    Occupancy Status
Latest Maturity Date                               6/1/2033       Primary Residence                                 93.24%
State Concentration (›5%)                                         Non-Owner Occupied                                 6.06%
   California                                        21.04%       Second Vacation                                    0.70%
   Michigan                                           7.21%    Documentation Type
   Florida                                            6.51%       Full Documentation                                79.23%
   Texas                                              5.45%       Reduced Documentation                             20.77%
Weighted Average Original LTV*                       81.63%    Servicer
  Range                                     21.43% - 95.00%       HomeComings                                       88.87%
First Lien                                          100.00%
Second Liens                                          0.00%
Balloon Loans                                         0.00%
---------------------------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the “Final Prospectus”)related to the securities (the “Securities”) in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

COMPUTATIONAL MATERIALS FOR RASC 2003-KS5 TRUST

Residential Funding Corporation
RASC 2003-KS5
Computational Materials: Preliminary Term Sheet (Page 27)
---------------------------------------------------------------------------------------------------------------------------------------

                                                        Group II-A
                                                                   % of                                 Wtd Avg
                                                 Current        Current    Average        Wtd Avg        Comb
Credit                              Number of   Principal       Principal  Principal      Credit         Orig
Score                                Loans       Balance        Balance    Balance         Score         LTV

499 or less                              9       1,098,716        0.31     122,080         490           79.35
500 - 519                               44       5,753,708        1.64     130,766         510           76.41
520 - 539                              131      15,018,194        4.29     114,643         530           76.85
540 - 559                              238      29,204,067        8.35     122,706         550           77.58
560 - 579                              331      40,288,811       11.51     121,718         570           81.25
580 - 599                              369      48,418,684       13.84     131,216         590           82.15
600 - 619                              459      62,274,014       17.80     135,673         609           83.65
620 - 639                              407      54,920,148       15.70     134,939         629           82.60
640 - 659                              257      38,715,665       11.06     150,645         649           82.77
660 - 679                              176      25,955,819        7.42     147,476         668           81.67
680 - 699                               75      10,448,213        2.99     139,310         689           81.15
700 - 719                               45       6,425,095        1.84     142,780         706           81.45
720 - 739                               31       4,202,177        1.20     135,554         727           79.15
740 - 759                               23       3,162,544        0.90     137,502         749           83.15
760 or greater                          24       3,240,740        0.93     135,031         777           83.26
Subtotal with Credit Score           2,619     349,126,595       99.77     133,305         612           81.64
Not Available(1)                        15         794,027        0.23      52,935           0           76.07
Total:                               2,634     349,920,622      100.00     132,848         612           81.63
(1)  Mortgage Loans indicated as having a Credit Score that is "not available" include certain Mortgage Loans where the
Credit Score was not provided by the related seller and Mortgage Loans where no credit history can be obtained for the related mortgagor.

Original
Mortgage                                                        % of                                 Wtd Avg
Loan                                            Current        Current    Average        Wtd Avg        Comb
Principal                          Number of   Principal       Principal  Principal      Credit         Orig
Balance ($)                          Loans       Balance        Balance    Balance         Score         LTV

1 - 100,000                          1,045      73,088,852       20.89      69,941         604           80.40
100,001 - 200,000                    1,170     165,204,566       47.21     141,200         610           81.87
200,001 - 300,000                      330      79,634,282       22.76     241,316         617           81.78
300,001 - 400,000                       75      25,783,529        7.37     343,780         623           82.84
400,001 - 500,000                       14       6,209,393        1.77     443,528         638           82.83
Total:                               2,634     349,920,622      100.00     132,848         612           81.63

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the “Final Prospectus”)related to the securities (the “Securities”) in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

COMPUTATIONAL MATERIALS FOR RASC 2003-KS5 TRUST

Residential Funding Corporation
RASC 2003-KS5
Computational Materials: Preliminary Term Sheet (Page 28)
---------------------------------------------------------------------------------------------------------------------------------------

                                                        Group II-A
                                                                   % of                                 Wtd Avg
Net                                              Current        Current    Average        Wtd Avg        Comb
Mortgage                            Number of   Principal       Principal  Principal      Credit         Orig
Rate (%)                             Loans       Balance        Balance    Balance         Score         LTV

2.000 - 2.499                            2         275,588        0.08     137,794         720           80.00
2.500 - 2.999                           20       3,601,197        1.03     180,060         680           76.85
3.000 - 3.499                           61      11,391,157        3.26     186,740         654           80.43
3.500 - 3.999                          111      20,197,280        5.77     181,957         637           81.50
4.000 - 4.499                          301      48,395,649       13.83     160,783         632           81.45
4.500 - 4.999                          342      49,378,897       14.11     144,383         625           81.50
5.000 - 5.499                          374      48,717,382       13.92     130,260         625           83.04
5.500 - 5.999                          271      34,161,295        9.76     126,056         617           83.10
6.000 - 6.499                          276      32,383,429        9.25     117,331         613           82.40
6.500 - 6.999                          207      24,446,028        6.99     118,097         594           80.10
7.000 - 7.499                          186      23,546,644        6.73     126,595         582           82.22
7.500 - 7.999                          167      19,112,112        5.46     114,444         576           81.35
8.000 - 8.499                          164      19,435,544        5.55     118,509         559           80.61
8.500 - 8.999                           90       9,444,177        2.70     104,935         553           80.11
9.000 - 9.499                           35       3,437,206        0.98      98,206         556           78.52
9.500 - 9.999                           16       1,304,085        0.37      81,505         549           74.01
10.000 - 10.499                          8         496,311        0.14      62,039         531           67.21
10.500 - 10.999                          2         132,697        0.04      66,348         545           75.00
11.500 - 11.999                          1          63,947        0.02      63,947         560           49.00
Total:                               2,634     349,920,622      100.00     132,848         612           81.63

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the “Final Prospectus”)related to the securities (the “Securities”) in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

COMPUTATIONAL MATERIALS FOR RASC 2003-KS5 TRUST

Residential Funding Corporation
RASC 2003-KS5
Computational Materials: Preliminary Term Sheet (Page 29)
---------------------------------------------------------------------------------------------------------------------------------------

                                                        Group II-A
                                                                  % of                                 Wtd Avg
                                                 Current        Current    Average        Wtd Avg        Comb
Mortgage                            Number of   Principal       Principal  Principal      Credit         Orig
Rate (%)                             Loans       Balance        Balance    Balance         Score         LTV

4.500 - 4.999                            1         151,817        0.04     151,817         692           80.00
5.000 - 5.499                           11       1,971,706        0.56     179,246         677           78.72
5.500 - 5.999                           96      18,761,681        5.36     195,434         663           79.87
6.000 - 6.499                          137      24,593,105        7.03     179,512         643           80.25
6.500 - 6.999                          380      61,786,720       17.66     162,597         631           81.62
7.000 - 7.499                          368      52,035,415       14.87     141,401         619           80.14
7.500 - 7.999                          540      70,687,791       20.20     130,903         608           82.16
8.000 - 8.499                          345      41,113,563       11.75     119,170         596           83.74
8.500 - 8.999                          410      45,540,156       13.01     111,074         587           82.84
9.000 - 9.499                          192      19,486,905        5.57     101,494         574           82.09
9.500 - 9.999                          108      10,099,978        2.89      93,518         566           79.72
10.000 - 10.499                         22       2,082,250        0.60      94,648         574           81.45
10.500 - 10.999                         18       1,262,081        0.36      70,116         538           72.06
11.000 - 11.499                          4         200,311        0.06      50,078         545           69.01
11.500 - 11.999                          1          83,197        0.02      83,197         544           75.00
12.000 - 12.499                          1          63,947        0.02      63,947         560           49.00
Total:                               2,634     349,920,622      100.00     132,848         612           81.63

                                                                 % of                                  Wtd Avg
Comb. Original                                    Current        Current    Average        Wtd Avg       Comb
Loan-to-Value                      Number of   Principal       Principal  Principal      Credit         Orig
Ratio (%)(1)                         Loans       Balance        Balance    Balance         Score         LTV

0.01 - 50.00                            58       5,234,674        1.50      90,253         589           41.77
50.01 - 55.00                           20       1,853,754        0.53      92,688         594           53.78
55.01 - 60.00                           46       5,875,957        1.68     127,738         596           58.18
60.01 - 65.00                           65       7,262,090        2.08     111,724         588           63.78
65.01 - 70.00                          138      16,570,899        4.74     120,079         588           69.14
70.01 - 75.00                          173      22,955,741        6.56     132,692         596           74.33
75.01 - 80.00                          942     130,294,640       37.24     138,317         625           79.79
80.01 - 85.00                          423      57,197,617       16.35     135,219         596           84.62
85.01 - 90.00                          566      75,050,692       21.45     132,598         609           89.76
90.01 - 95.00                          203      27,624,558        7.89     136,082         634           94.70
Total:                               2,634     349,920,622      100.00     132,848         612           81.63
(1) With respect to the Group I Loan secured by second liens, this table was calculated using the combined
Loan-to-Value ratio.

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the “Final Prospectus”)related to the securities (the “Securities”) in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

COMPUTATIONAL MATERIALS FOR RASC 2003-KS5 TRUST

Residential Funding Corporation
RASC 2003-KS5
Computational Materials: Preliminary Term Sheet (Page 30)
---------------------------------------------------------------------------------------------------------------------------------------

                                                        Group II-A
                                                                  % of                                 Wtd Avg
                                                 Current        Current    Average        Wtd Avg        Comb
                                    Number of   Principal       Principal  Principal      Credit         Orig
State                                Loans       Balance        Balance    Balance         Score         LTV

California                             349      73,610,280       21.04     210,918         623           79.77
Michigan                               238      25,225,763        7.21     105,991         606           81.17
Florida                                200      22,769,045        6.51     113,845         614           82.30
Texas                                  158      19,054,403        5.45     120,597         583           82.25
Georgia                                117      15,320,635        4.38     130,946         613           83.78
Minnesota                              102      14,276,597        4.08     139,967         616           80.52
Illinois                               101      13,718,769        3.92     135,829         614           82.52
Arizona                                 85      10,874,122        3.11     127,931         616           83.38
Other                                1,284     155,071,007       44.32     120,772         610           82.11
Total:                               2,634     349,920,622      100.00     132,848         612           81.63

                                                                  % of                                 Wtd Avg
                                                 Current        Current    Average        Wtd Avg        Comb
Loan                                Number of   Principal       Principal  Principal      Credit         Orig
Purpose                              Loans       Balance        Balance    Balance         Score         LTV

Equity refinance                     1,437     193,617,738       55.33     134,737         605           80.61
Purchase                             1,052     136,943,019       39.14     130,174         622           82.87
Rate/Term refinance                    145      19,359,865        5.53     133,516         611           83.14
Total:                               2,634     349,920,622      100.00     132,848         612           81.63

                                                                  % of                                 Wtd Avg
                                                 Current        Current    Average        Wtd Avg        Comb
                                    Number of   Principal       Principal  Principal      Credit         Orig
Documentation Type                   Loans       Balance        Balance    Balance         Score         LTV

Full documentation                   2,146     277,247,477       79.23     129,193         607           82.91
Reduced Documentation                  488      72,673,144       20.77     148,920         630           76.77
Total:                               2,634     349,920,622      100.00     132,848         612           81.63

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the “Final Prospectus”)related to the securities (the “Securities”) in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

COMPUTATIONAL MATERIALS FOR RASC 2003-KS5 TRUST

Residential Funding Corporation
RASC 2003-KS5
Computational Materials: Preliminary Term Sheet (Page 31)
---------------------------------------------------------------------------------------------------------------------------------------

                                                        Group II-A
                                                                  % of                                 Wtd Avg
                                                 Current        Current    Average        Wtd Avg        Comb
                                    Number of   Principal       Principal  Principal      Credit         Orig
Occupancy                            Loans       Balance        Balance    Balance         Score         LTV

Primary                              2,405     326,262,086       93.24     135,660         609           81.71
Non-Owner Occupied                     212      21,206,091        6.06     100,029         660           80.90
Second Home                             17       2,452,445        0.70     144,261         630           77.78
Total:                               2,634     349,920,622      100.00     132,848         612           81.63

                                                                  % of                                 Wtd Avg
                                                 Current        Current    Average        Wtd Avg        Comb
                                    Number of   Principal       Principal  Principal      Credit         Orig
Property Type                         Loans       Balance        Balance    Balance         Score         LTV

Single Family (detached)             2,196     283,738,159       81.09     129,207         611           81.74
Planned Unit Developments              156      26,525,253        7.58     170,034         604           83.00
(detached)
Two- to four-family units              101      15,197,658        4.34     150,472         632           78.45
Condo Low-Rise (less than 5             85      11,266,060        3.22     132,542         630           80.58
stories)
Planned Unit Developments               52       8,478,887        2.42     163,056         621           81.46
(attached)
Townhouse/Rowhouse                      27       3,474,723        0.99     128,693         613           82.16
Manufactured Home                       16       1,197,582        0.34      74,849         595           75.01
Condo Mid-Rise (5 to 8                   1          42,300        0.01      42,300         624           90.00
stories)
Total:                               2,634     349,920,622      100.00     132,848         612           81.63

                                                                  % of                                 Wtd Avg
                                                 Current        Current    Average        Wtd Avg        Comb
Credit                              Number of   Principal       Principal  Principal      Credit         Orig
Grade                                Loans       Balance        Balance    Balance         Score         LTV

A4                                   1,064     147,559,342       42.17     138,684         644           83.46
AX                                     719     101,082,369       28.89     140,587         614           81.57
AM                                     441      54,771,061       15.65     124,197         574           82.41
B                                      259      30,772,938        8.79     118,814         553           77.99
C                                      104      11,070,144        3.16     106,444         551           71.32
CM                                      47       4,664,768        1.33      99,250         529           64.53
Total:                               2,634     349,920,622      100.00     132,848         612           81.63

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the “Final Prospectus”)related to the securities (the “Securities”) in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

COMPUTATIONAL MATERIALS FOR RASC 2003-KS5 TRUST

Residential Funding Corporation
RASC 2003-KS5
Computational Materials: Preliminary Term Sheet (Page 32)
---------------------------------------------------------------------------------------------------------------------------------------

                                                        Group II-A
                                                                  % of                                 Wtd Avg
Prepayment                                       Current        Current    Average        Wtd Avg        Comb
Penalty                             Number of   Principal       Principal  Principal      Credit         Orig
Term                                  Loans       Balance        Balance    Balance         Score         LTV

None                                   442      61,018,302       17.44     138,050         615           81.45
12 Months                              106      17,346,655        4.96     163,648         618           81.19
24 Months                            1,289     182,530,876       52.16     141,607         612           81.59
36 Months                              699      78,996,100       22.58     113,013         609           82.00
60 Months                               92       9,149,417        2.61      99,450         603           81.94
Other(1)                                 6         879,272        0.25     146,545         615           76.79
Total:                               2,634     349,920,622      100.00     132,848         612           81.63
(1)  Not 0, 12, 24, 36, 48, or 60 months and not more than 60 months.

                                                                  % of                                 Wtd Avg
                                                 Current        Current    Average        Wtd Avg        Comb
                                    Number of   Principal       Principal  Principal      Credit         Orig
Note Margin (%)                      Loans       Balance        Balance    Balance         Score         LTV

3.000 - 3.499                            1          96,714        0.03      96,714         678           80.00
3.500 - 3.999                            1         412,000        0.12     412,000         663           80.00
4.000 - 4.499                           15       2,930,190        0.84     195,346         658           79.56
4.500 - 4.999                           63      10,913,663        3.12     173,233         655           79.87
5.000 - 5.499                          128      21,972,563        6.28     171,661         642           81.77
5.500 - 5.999                          122      20,816,535        5.95     170,627         631           80.10
6.000 - 6.499                          162      24,438,075        6.98     150,852         610           80.35
6.500 - 6.999                          505      76,898,366       21.98     152,274         626           81.22
7.000 - 7.499                          348      44,933,720       12.84     129,120         615           80.08
7.500 - 7.999                          397      48,417,281       13.84     121,958         609           82.35
8.000 - 8.499                          384      44,881,612       12.83     116,879         596           84.41
8.500 - 8.999                          289      31,682,368        9.05     109,628         580           82.94
9.000 - 9.499                          129      14,121,293        4.04     109,467         570           83.37
9.500 - 9.999                           49       4,284,102        1.22      87,431         568           77.68
10.000 - 10.499                         25       1,959,718        0.56      78,389         555           78.18
10.500 - 10.999                         11         756,027        0.22      68,730         549           72.65
11.000 - 11.499                          4         342,450        0.10      85,613         528           67.26
13.500 - 13.999                          1          63,947        0.02      63,947         560           49.00
Total:                               2,634     349,920,622      100.00     132,848         612           81.63

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the “Final Prospectus”)related to the securities (the “Securities”) in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

COMPUTATIONAL MATERIALS FOR RASC 2003-KS5 TRUST

Residential Funding Corporation
RASC 2003-KS5
Computational Materials: Preliminary Term Sheet (Page 33)
---------------------------------------------------------------------------------------------------------------------------------------

                                                        Group II-A
                                                                  % of                                 Wtd Avg
                                                 Current        Current    Average        Wtd Avg        Comb
Maximum Mortgage Rates              Number of   Principal       Principal  Principal      Credit         Orig
(%)                                   Loans       Balance        Balance    Balance         Score         LTV

10.000 - 10.999                          1         151,817        0.04     151,817         692          80.00
11.000 - 11.999                         76      14,324,510        4.09     188,480         670          79.73
12.000 - 12.999                        325      52,705,842       15.06     162,172         637          81.15
13.000 - 13.999                        818     118,467,255       33.86     144,825         621          81.48
14.000 - 14.999                        774      95,865,707       27.40     123,858         602          82.54
15.000 - 15.999                        481      52,564,109       15.02     109,281         581          81.65
16.000 - 16.999                        140      14,281,301        4.08     102,009         567          80.60
17.000 - 17.999                         16       1,406,734        0.40      87,921         570          81.62
18.000 - 18.999                          2          89,400        0.03      44,700         539          68.31
19.000 - 19.999                          1          63,947        0.02      63,947         560          49.00
Total:                               2,634     349,920,622      100.00     132,848         612          81.63

                                                                  % of                                 Wtd Avg
                                                 Current        Current    Average        Wtd Avg        Comb
Maximum Mortgage Rates              Number of   Principal       Principal  Principal      Credit         Orig
(%)                                   Loans       Balance        Balance    Balance        Score         LTV

3.000 - 3.999                            1          96,714        0.03      96,714         678           80.00
4.000 - 4.999                           20       2,483,187        0.71     124,159         666           78.41
5.000 - 5.999                          100      18,054,052        5.16     180,541         669           80.53
6.000 - 6.999                          464      78,548,094       22.45     169,285         633           81.27
7.000 - 7.999                          884     120,760,637       34.51     136,607         614           80.60
8.000 - 8.999                          827      96,073,262       27.46     116,171         595           83.63
9.000 - 9.999                          281      29,289,592        8.37     104,233         570           81.99
10.000 - 10.999                         48       3,989,558        1.14      83,116         561           78.65
11.000 - 11.999                          8         561,580        0.16      70,197         532           68.72
13.000 - 13.999                          1          63,947        0.02      63,947         560           49.00
Total:                               2,634     349,920,622      100.00     132,848         612           81.63

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the “Final Prospectus”)related to the securities (the “Securities”) in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

COMPUTATIONAL MATERIALS FOR RASC 2003-KS5 TRUST

Residential Funding Corporation
RASC 2003-KS5
Computational Materials: Preliminary Term Sheet (Page 34)
---------------------------------------------------------------------------------------------------------------------------------------

                                                        Group II-A
                                                                  % of                                 Wtd Avg
                                                 Current        Current    Average        Wtd Avg        Comb
Next Interest Rate                 Number of   Principal       Principal  Principal      Credit         Orig
Adjustment Date                      Loans       Balance        Balance    Balance         Score         LTV

2003-11                                  1          42,500        0.01      42,500         609          85.00
2004-02                                  1         217,547        0.06     217,547         628          67.00
2004-03                                  1         131,529        0.04     131,529         659          81.00
2004-04                                  2         250,375        0.07     125,187         617          76.32
2004-05                                  1         110,889        0.03     110,889         677          80.00
2004-10                                  1         239,386        0.07     239,386         531          90.00
2004-11                                  3         205,206        0.06      68,402         622          83.92
2004-12                                  1          94,525        0.03      94,525         508          85.00
2005-01                                  4         417,589        0.12     104,397         589          76.30
2005-02                                  9         853,487        0.24      94,832         636          85.97
2005-03                                 52       8,232,642        2.35     158,320         622          78.67
2005-04                                619      88,473,136       25.28     142,929         621          81.34
2005-05                              1,214     163,663,626       46.77     134,814         605          82.11
2005-06                                116      14,923,691        4.26     128,653         608          81.27
2005-09                                  1         107,503        0.03     107,503         573          80.00
2005-10                                  2         120,972        0.03      60,486         656          79.35
2006-01                                  2         196,423        0.06      98,211         568          89.40
2006-02                                  3         290,509        0.08      96,836         613          78.19
2006-03                                  9         975,581        0.28     108,398         603          78.03
2006-04                                115      12,490,520        3.57     108,613         620          79.67
2006-05                                415      49,821,332       14.24     120,051         616          81.51
2006-06                                 62       8,061,656        2.30     130,027         607          83.07
Total:                               2,634     349,920,622      100.00     132,848         612          81.63

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the “Final Prospectus”)related to the securities (the “Securities”) in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

COMPUTATIONAL MATERIALS FOR RASC 2003-KS5 TRUST

Residential Funding Corporation
RASC 2003-KS5
Computational Materials: Preliminary Term Sheet (Page 35)
---------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                    Group II-B Collateral Summary
---------------------------------------------------------------------------------------------------------------------------

Number of Mortgage Loans                              1,857    Weighted Average Credit Score                           610
Principal Balance                              $250,590,013    Property Type
Average Principal Balance                          $134,943       Single Family (detached)                          82.24%
   Range                                 $15,000 - $482,800       Planned Unit Developments                          7.34%
                                                                  (detached)
Weighted Average Mortgage Rate                       7.611%       Two to Four Family units                           4.50%
   Range                                   4.950% - 10.980%       Condo Low-Rise (less than 5                        3.06%
                                                                  stories))
Weighted Average Net Mortgage Rate                   5.735%       Planned Unit Developments                          1.83%
                                                                  (attached)
   Range                                   2.475% - 10.290%       Townhouse                                          0.55%
Weighted Average Remaining Term                         360       Manufactured Home                                  0.41%
   Range                                          342 - 360       Leasehold                                          0.07%
Weighted Average Seasoning                                0    Occupancy Status
Latest Maturity Date                               6/1/2033       Primary Residence                                 93.36%
State Concentration (>5%)                                         Non-Owner Occupied                                 6.28%
   California                                        18.52%       Second Vacation                                    0.36%
   Michigan                                           8.63%    Documentation Type
   Florida                                            7.04%       Full Documentation                                81.90%
   Minnesota                                          5.02%       Reduced Documentation                             18.10%
Weighted Average Original LTV*                       81.85%    Servicer
  Range                                     15.00% - 95.00%       HomeComings                                       88.02%
First Lien                                          100.00%
Second Liens                                          0.00%
Balloon Loans                                         0.00%
---------------------------------------------------------------------------------------------------------------------------
*CLTV measure used for 2nd lien mortgages for purposes of computation

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the “Final Prospectus”)related to the securities (the “Securities”) in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

COMPUTATIONAL MATERIALS FOR RASC 2003-KS5 TRUST

Residential Funding Corporation
RASC 2003-KS5
Computational Materials: Preliminary Term Sheet (Page 36)
---------------------------------------------------------------------------------------------------------------------------------------

                                                        Group II-B
                                                                  % of                                 Wtd Avg
                                                 Current        Current    Average        Wtd Avg        Comb
Credit                              Number of   Principal       Principal  Principal      Credit         Orig
Score                                Loans       Balance        Balance    Balance         Score         LTV

499 or less                                       10      1,322,864        0.53      132,286        485      82.07
500 - 519                                         18      1,753,395        0.70       97,411        508      78.49
520 - 539                                         95     10,843,716        4.33      114,144        528      74.67
540 - 559                                        180     22,872,935        9.13      127,072        550      78.19
560 - 579                                        238     30,414,487       12.14      127,792        570      82.39
580 - 599                                        263     34,279,496       13.68      130,340        588      81.51
600 - 619                                        348     48,643,224       19.41      139,779        609      83.22
620 - 639                                        269     39,033,347       15.58      145,105        629      83.74
640 - 659                                        201     27,926,086       11.14      138,936        649      82.84
660 - 679                                        109     15,690,589        6.26      143,950        670      81.46
680 - 699                                         54      7,824,002        3.12      144,889        688      83.46
700 - 719                                         32      5,050,480        2.02      157,827        709      82.57
720 - 739                                         11      1,438,527        0.57      130,775        729      80.13
740 - 759                                          8      1,439,567        0.57      179,946        749      81.45
760 or greater                                    11      1,534,230        0.61      139,475        774      77.39
Subtotal with Credit Scores                    1,847    250,066,945       99.79      135,391        610      81.87
Not Available(1)                                  10        523,068        0.21       52,307          0      72.58
Total:                                         1,857    250,590,013      100.00      134,943        610      81.85
(1)  Mortgage Loans indicated as having a Credit Score that is "not available" include certain Mortgage Loans where the
Credit Score was not provided by the related seller and Mortgage Loans where no credit history can be obtained for the related mortgagor.

Original
Mortgage                                                                  % of                                 Wtd Avg
Loan                                                      Current        Current    Average        Wtd Avg        Comb
Principal                                    Number of   Principal       Principal  Principal      Credit         Orig
Balance ($)                                    Loans       Balance        Balance    Balance         Score         LTV

1 - 100,000                                      719     51,000,119       20.35       70,932        602      80.14
100,001 - 200,000                                826    116,508,167       46.49      141,051        608      82.00
200,001 - 300,000                                240     57,773,964       23.06      240,725        616      82.10
300,001 - 400,000                                 67     23,143,560        9.24      345,426        615      84.72
400,001 - 500,000                                  5      2,164,203        0.86      432,841        670      77.08
Total:                                         1,857    250,590,013      100.00      134,943        610      81.85

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the “Final Prospectus”)related to the securities (the “Securities”) in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

COMPUTATIONAL MATERIALS FOR RASC 2003-KS5 TRUST

Residential Funding Corporation
RASC 2003-KS5
Computational Materials: Preliminary Term Sheet (Page 37)
---------------------------------------------------------------------------------------------------------------------------------------

                                                        Group II-B
                                                                            % of                             Wtd Avg
Net                                                         Current        Current    Average     Wtd Avg    Comb
Mortgage                                      Number of   Principal       Principal  Principal    Credit     Orig
Rate (%)                                        Loans       Balance        Balance    Balance     Score      LTV

2.000 - 2.499                                      3        447,371        0.18      149,124        702      80.00
2.500 - 2.999                                     13      2,248,284        0.90      172,945        675      78.43
3.000 - 3.499                                     39      8,191,974        3.27      210,051        658      80.29
3.500 - 3.999                                     81     14,534,216        5.80      179,435        634      80.56
4.000 - 4.499                                    206     31,992,825       12.77      155,305        629      82.49
4.500 - 4.999                                    219     32,342,947       12.91      147,685        620      82.08
5.000 - 5.499                                    292     39,246,120       15.66      134,405        619      83.11
5.500 - 5.999                                    202     25,266,152       10.08      125,080        618      82.65
6.000 - 6.499                                    177     21,739,076        8.68      122,820        613      82.49
6.500 - 6.999                                    158     19,750,147        7.88      125,001        597      80.62
7.000 - 7.499                                    140     18,363,063        7.33      131,165        586      82.38
7.500 - 7.999                                    131     15,576,858        6.22      118,907        569      81.73
8.000 - 8.499                                     99     12,538,081        5.00      126,647        549      80.00
8.500 - 8.999                                     44      4,011,853        1.60       91,178        559      79.92
9.000 - 9.499                                     33      2,891,972        1.15       87,636        539      77.48
9.500 - 9.999                                     13      1,088,816        0.43       83,755        548      78.45
10.000 - 10.499                                    7        360,260        0.14       51,466        539      64.36
Total:                                         1,857    250,590,013      100.00      134,943        610      81.85

                                                                            % of                             Wtd Avg
                                                            Current        Current    Average     Wtd Avg    Comb
Mortgage                                      Number of   Principal       Principal  Principal    Credit     Orig
Rate (%)                                        Loans       Balance        Balance    Balance     Score      LTV

4.500 - 4.999                                      4        930,171        0.37      232,543        684      80.00
5.000 - 5.499                                     11      1,998,727        0.80      181,702        681      81.22
5.500 - 5.999                                     62     13,208,455        5.27      213,040        661      78.71
6.000 - 6.499                                    100     17,304,081        6.91      173,041        635      79.97
6.500 - 6.999                                    262     43,010,697       17.16      164,163        626      82.09
7.000 - 7.499                                    234     33,511,650       13.37      143,212        612      81.19
7.500 - 7.999                                    427     57,574,485       22.98      134,835        608      82.37
8.000 - 8.499                                    251     29,598,960       11.81      117,924        599      83.57
8.500 - 8.999                                    288     32,942,845       13.15      114,385        584      82.65
9.000 - 9.499                                    107     10,855,442        4.33      101,453        574      82.11
9.500 - 9.999                                     77      6,951,708        2.77       90,282        563      80.14
10.000 - 10.499                                   24      2,112,784        0.84       88,033        557      80.59
10.500 - 10.999                                   10        590,010        0.24       59,001        537      71.60
Total:                                         1,857    250,590,013      100.00      134,943        610      81.85

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the “Final Prospectus”)related to the securities (the “Securities”) in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

COMPUTATIONAL MATERIALS FOR RASC 2003-KS5 TRUST

Residential Funding Corporation
RASC 2003-KS5
Computational Materials: Preliminary Term Sheet (Page 38)
---------------------------------------------------------------------------------------------------------------------------------------

                                                        Group II-B
                                                                            % of                             Wtd Avg
Comb. Original                                             Current        Current    Average     Wtd Avg    Comb
Loan-to-Value                                 Number of   Principal       Principal  Principal    Credit     Orig
Ratio (%)(1)                                   Loans       Balance        Balance    Balance     Score      LTV

0.01 - 50.00                                      36      3,204,580        1.28       89,016        570      40.97
50.01 - 55.00                                     14      1,552,707        0.62      110,908        612      53.07
55.01 - 60.00                                     38      4,193,635        1.67      110,359        614      58.43
60.01 - 65.00                                     39      5,012,560        2.00      128,527        580      63.86
65.01 - 70.00                                     96     11,880,926        4.74      123,760        573      68.87
70.01 - 75.00                                    126     16,877,092        6.73      133,945        607      74.32
75.01 - 80.00                                    643     89,050,592       35.54      138,492        622      79.82
80.01 - 85.00                                    320     41,800,118       16.68      130,625        595      84.75
85.01 - 90.00                                    418     58,546,519       23.36      140,063        606      89.80
90.01 - 95.00                                    127     18,471,284        7.37      145,443        634      94.87
Total:                                         1,857    250,590,013      100.00      134,943        610      81.85
(1) With respect to the Group I Loan secured by second liens, this table was calculated using the combined
Loan-to-Value ratio.

                                                                            % of                             Wtd Avg
                                                           Current        Current    Average     Wtd Avg    Comb
                                              Number of   Principal       Principal  Principal    Credit     Orig
State                                          Loans       Balance        Balance    Balance     Score      LTV

California                                       221     46,400,896       18.52      209,959        619      80.63
Michigan                                         205     21,635,281        8.63      105,538        598      79.41
Florida                                          150     17,633,987        7.04      117,560        614      80.96
Minnesota                                         88     12,588,375        5.02      143,050        623      79.64
Texas                                             95     11,296,507        4.51      118,911        588      83.78
Illinois                                          76     11,033,778        4.40      145,181        613      84.00
Georgia                                           71     10,061,309        4.02      141,709        609      85.41
North Carolina                                    65      7,721,432        3.08      118,791        615      84.16
Other                                            886    112,218,447       44.78      126,657        607      82.34
Total:                                         1,857    250,590,013      100.00      134,943        610      81.85

                                                                            % of                             Wtd Avg
                                                           Current        Current    Average     Wtd Avg    Comb
Loan                                          Number of   Principal       Principal  Principal    Credit     Orig
Purpose                                        Loans       Balance        Balance    Balance     Score      LTV

Equity refinance                               1,055    143,974,241       57.45      136,468        602      80.60
Purchase                                         711     93,800,175       37.43      131,927        621      83.46
Rate/Term refinance                               91     12,815,598        5.11      140,831        610      84.26
Total:                                         1,857    250,590,013      100.00      134,943        610      81.85

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the “Final Prospectus”)related to the securities (the “Securities”) in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

COMPUTATIONAL MATERIALS FOR RASC 2003-KS5 TRUST

Residential Funding Corporation
RASC 2003-KS5
Computational Materials: Preliminary Term Sheet (Page 39)
---------------------------------------------------------------------------------------------------------------------------------------

                                                        Group II-B
                                                                            % of                             Wtd Avg
                                                           Current        Current    Average     Wtd Avg    Comb
                                             Number of   Principal       Principal  Principal    Credit     Orig
Documentation Type                             Loans       Balance        Balance    Balance     Score      LTV

Full documentation                             1,528    205,224,040       81.90      134,309        605      83.00
Reduced Documentation                            329     45,365,973       18.10      137,890        629      76.66
Total:                                         1,857    250,590,013      100.00      134,943        610      81.85

                                                                            % of                             Wtd Avg
                                                           Current        Current    Average     Wtd Avg       Comb
                                             Number of   Principal       Principal  Principal    Credit        Orig
Occupancy                                      Loans       Balance        Balance    Balance     Score         LTV

Primary                                        1,697    233,946,529       93.36      137,859        607      81.91
Non-Owner Occupied                               153     15,731,700        6.28      102,822        648      81.17
Second Home                                        7        911,785        0.36      130,255        610      78.99
Total:                                         1,857    250,590,013      100.00      134,943        610      81.85

                                                                            % of                             Wtd Avg
                                                           Current        Current    Average     Wtd Avg      Comb
                                             Number of   Principal       Principal  Principal    Credit       Orig
Property Type                                 Loans       Balance        Balance    Balance     Score         LTV

Single Family (detached)                       1,558    206,076,749       82.24      132,270        608      81.93
Planned Unit Developments (detached)             106     18,394,128        7.34      173,530        604      83.96
Two- to four-family units                         81     11,277,527        4.50      139,229        630      79.14
Condo Low-Rise (less than 5 stories)              54      7,661,633        3.06      141,882        629      80.97
Planned Unit Developments (attached)              30      4,583,323        1.83      152,777        618      82.60
Townhouse/Rowhouse                                13      1,377,935        0.55      105,995        589      76.33
Manufactured Home                                 14      1,035,116        0.41       73,937        599      71.45
Leasehold                                          1        183,603        0.07      183,603        626      75.00
Total:                                         1,857    250,590,013      100.00      134,943        610      81.85

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the “Final Prospectus”)related to the securities (the “Securities”) in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

COMPUTATIONAL MATERIALS FOR RASC 2003-KS5 TRUST

Residential Funding Corporation
RASC 2003-KS5
Computational Materials: Preliminary Term Sheet (Page 40)
---------------------------------------------------------------------------------------------------------------------------------------

                                                        Group II-B
                                                                            % of                             Wtd Avg
                                                           Current        Current    Average     Wtd Avg    Comb
Credit                                       Number of   Principal       Principal  Principal    Credit     Orig
Grade                                           Loans       Balance        Balance    Balance     Score      LTV

A4                                               720     98,867,290       39.45      137,316        641      83.67
AX                                               533     76,559,542       30.55      143,639        612      82.26
AM                                               298     39,541,302       15.78      132,689        579      83.03
B                                                191     23,252,143        9.28      121,739        555      77.55
C                                                 87      9,907,496        3.95      113,879        543      70.76
CM                                                28      2,462,240        0.98       87,937        527      62.47
Total:                                         1,857    250,590,013      100.00      134,943        610      81.85

                                                                            % of                             Wtd Avg
Prepayment                                                 Current        Current    Average     Wtd Avg    Comb
Penalty                                       Number of   Principal       Principal  Principal    Credit     Orig
Term                                            Loans       Balance        Balance    Balance     Score      LTV

None                                             303     42,080,739       16.79      138,880        613      82.11
12 Months                                         80     13,213,422        5.27      165,168        608      82.37
24 Months                                        883    126,843,237       50.62      143,650        610      81.65
36 Months                                        530     62,357,019       24.88      117,655        606      82.02
60 Months                                         56      4,966,326        1.98       88,684        605      81.46
Other(1)                                           5      1,129,270        0.45      225,854        610      82.07
Total:                                         1,857    250,590,013      100.00      134,943        610      81.85
(1)  Not 0, 12, 24, 36, 48, or 60 months and not more than 60 months.

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the “Final Prospectus”)related to the securities (the “Securities”) in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

COMPUTATIONAL MATERIALS FOR RASC 2003-KS5 TRUST

Residential Funding Corporation
RASC 2003-KS5
Computational Materials: Preliminary Term Sheet (Page 41)
---------------------------------------------------------------------------------------------------------------------------------------

                                                        Group II-B
                                                                            % of                             Wtd Avg
                                                           Current        Current    Average      Wtd Avg       Comb
                                             Number of   Principal       Principal  Principal      Credit        Orig
Note Margin (%)                                Loans       Balance        Balance    Balance       Score         LTV

1.000 - 1.499                                      2        309,181        0.12      154,590        618      85.00
3.500 - 3.999                                      2        793,050        0.32      396,525        646      81.96
4.000 - 4.499                                     12      2,866,164        1.14      238,847        675      81.39
4.500 - 4.999                                     34      6,160,534        2.46      181,192        653      78.89
5.000 - 5.499                                    110     18,551,968        7.40      168,654        626      81.05
5.500 - 5.999                                     83     15,890,355        6.34      191,450        630      79.94
6.000 - 6.499                                    122     18,374,927        7.33      150,614        611      81.54
6.500 - 6.999                                    359     54,803,451       21.87      152,656        622      81.32
7.000 - 7.499                                    216     28,284,745       11.29      130,948        610      81.34
7.500 - 7.999                                    309     37,005,184       14.77      119,758        609      83.14
8.000 - 8.499                                    247     28,999,278       11.57      117,406        594      83.14
8.500 - 8.999                                    198     22,633,685        9.03      114,312        583      84.10
9.000 - 9.499                                    102     11,030,111        4.40      108,138        563      82.02
9.500 - 9.999                                     40      3,204,372        1.28       80,109        563      78.44
10.000 - 10.499                                   13      1,103,918        0.44       84,917        541      77.44
10.500 - 10.999                                    6        347,481        0.14       57,913        536      69.49
11.000 - 11.499                                    1        183,625        0.07      183,625        523      65.00
12.000 - 12.499                                    1         47,983        0.02       47,983        539      60.00
Total:                                         1,857    250,590,013      100.00      134,943        610      81.85

                                                                            % of                             Wtd Avg
                                                           Current        Current    Average      Wtd Avg       Comb
                                             Number of   Principal       Principal  Principal      Credit        Orig
Maximum Mortgage Rates (%)                    Loans       Balance        Balance    Balance       Score         LTV

10.000 - 10.999                                    4        930,171        0.37      232,543        684      80.00
11.000 - 11.999                                   52     10,457,546        4.17      201,107        667      78.06
12.000 - 12.999                                  236     39,144,093       15.62      165,865        636      81.85
13.000 - 13.999                                  560     80,147,383       31.98      143,120        613      81.98
14.000 - 14.999                                  592     75,863,305       30.27      128,147        602      82.24
15.000 - 15.999                                  293     32,048,501       12.79      109,381        580      81.93
16.000 - 16.999                                  106     10,845,842        4.33      102,319        567      81.76
17.000 - 17.999                                   14      1,153,172        0.46       82,369        563      82.65
Total:                                         1,857    250,590,013      100.00      134,943        610      81.85

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the “Final Prospectus”)related to the securities (the “Securities”) in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

COMPUTATIONAL MATERIALS FOR RASC 2003-KS5 TRUST

Residential Funding Corporation
RASC 2003-KS5
Computational Materials: Preliminary Term Sheet (Page 42)
---------------------------------------------------------------------------------------------------------------------------------------

                                                        Group II-B
                                                                            % of                             Wtd Avg
                                                           Current        Current    Average      Wtd Avg    Comb
                                             Number of     Principal      Principal  Principal    Credit     Orig
Minimum Mortgage Rates (%)                     Loans       Balance        Balance    Balance       Score     LTV

4.000 - 4.999                                     11      2,008,871        0.80      182,625        669      80.00
5.000 - 5.999                                     73     13,839,592        5.52      189,583        662      78.90
6.000 - 6.999                                    328     55,580,912       22.18      169,454        629      81.34
7.000 - 7.999                                    638     87,905,809       35.08      137,783        611      81.85
8.000 - 8.999                                    576     68,819,932       27.46      119,479        594      83.19
9.000 - 9.999                                    195     19,510,739        7.79      100,055        567      81.75
10.000 - 10.999                                   34      2,692,551        1.07       79,193        548      77.57
11.000 - 11.999                                    1        183,625        0.07      183,625        523      65.00
12.000 - 12.999                                    1         47,983        0.02       47,983        539      60.00
Total:                                         1,857    250,590,013      100.00      134,943        610      81.85

                                                        Group II-B
                                                                            % of                             Wtd Avg
                                                           Current        Current    Average      Wtd Avg    Comb
                                             Number of     Principal      Principal  Principal    Credit     Orig
Next Interest Adjustment Date                  Loans       Balance        Balance    Balance       Score     LTV

2003-11                                            2        238,963        0.10      119,482        554      82.85
2004-01                                            1         42,632        0.02       42,632        660      80.00
2004-04                                            1        152,453        0.06      152,453        678      85.00
2004-06                                            1         49,214        0.02       49,214        638      90.00
2004-10                                            2        249,378        0.10      124,689        605      85.00
2004-12                                            1        225,266        0.09      225,266        623      85.00
2005-01                                            5        676,528        0.27      135,306        583      78.83
2005-02                                            8        977,716        0.39      122,214        617      85.72
2005-03                                           45      7,114,237        2.84      158,094        615      81.50
2005-04                                          398     55,589,677       22.18      139,673        620      81.44
2005-05                                          896    124,341,841       49.62      138,774        604      82.25
2005-06                                           89     10,626,003        4.24      119,393        598      81.11
2005-09                                            1        110,963        0.04      110,963        647      75.00
2005-11                                            1        207,105        0.08      207,105        575      80.00
2006-01                                            1        143,540        0.06      143,540        593      80.00
2006-02                                            2        282,749        0.11      141,375        594      88.67
2006-03                                            3        286,136        0.11       95,379        577      87.65
2006-04                                           72      9,086,062        3.63      126,195        610      81.94
2006-05                                          286     35,591,183       14.20      124,445        616      81.37
2006-06                                           42      4,598,370        1.84      109,485        604      80.59
Total:                                         1,857    250,590,013      100.00      134,943        610      81.85